                                                                     EXHIBIT 2.1

                               STOCK PURCHASE AND
                        SETTLEMENT AND RELEASE AGREEMENT

                 This Stock Purchase and Settlement and Release Agreement (the "Agreement") is hereby entered into by and among Jonathan Ungar ("Ungar"), Alan Henry Woods ("Woods"), and Inland Casino Corporation, a Utah corporation (the "Company") as of this 27th day of September 1996 (the "Execution Date").


                                    RECITALS

                 WHEREAS, Ungar is the beneficial owner of 3,614,913 shares of common stock of the Company ("Common Stock"); and

                 WHEREAS, Ungar tendered his resignation as a Director of the Company on July 10, 1996, and the Company accepted such resignation on that same day; and

                 WHEREAS, Ungar, L. Donald Speer, II, and the Company entered into that certain Stockholders Voting Agreement, dated June 30, 1994 (the "Stockholders Voting Agreement"), which, among other things, provides that Messrs. Ungar and Speer will vote all shares beneficially owned by them such that the Board of Directors of the Company shall consist of one individual designated by Ungar and one individual designated by Mr. Speer; and

                 WHEREAS, Woods is the beneficial owner of 3,543,331 shares of Common Stock; and

                 WHEREAS, both Ungar and Woods are parties to that certain Option Agreement, dated June 30, 1994, by and among Ungar, Woods, L. Donald Speer, II, and Jack R. Smith (the "Option Agreement"), which grants to each of Mr. Speer and Mr. Smith an option to purchase 447,390 shares of Common Stock from Ungar and 447,390 shares of Common Stock from Woods at a price of $8.38 per share; and

                 WHEREAS, the Company acquired from Mr. Smith his option to purchase 447,390 shares of Common Stock from each of Ungar and Woods in connection with Mr. Smith's sale of his shares of Common Stock pursuant to that certain Stock Purchase and Settlement and Release Agreement, dated February 13, 1996, by and between the Company and Mr. Smith (the "JRS Agreement"); and

                 WHEREAS, Woods has granted to L. Donald Speer, II, an irrevocable proxy dated June 30, 1994, relating to all of Woods' shares of Common Stock granting Mr. Speer complete discretion to vote such shares of Common Stock with respect to any matter requiring a vote of shareholders (the "Irrevocable Proxy"); and





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
                 WHEREAS, Ungar, L. Donald Speer, II, and the Company each voluntarily elects to terminate, cancel, and rescind the Stockholders Voting Agreement;

                 WHEREAS, Ungar, Woods, L. Donald Speer, II, and the Company each voluntarily elects to terminate, cancel, and rescind the Option Agreement, including the option to purchase 447,390 shares of Common Stock from each of Ungar and Woods obtained by the Company from Mr. Smith pursuant to the JRS Agreement; and

                 WHEREAS, Ungar and Woods each have determined to sell to the Company on the terms and conditions hereinafter set forth substantially all of the Common Stock beneficially owned by each of Ungar and Woods.

                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                 1.       Transfer of Common Stock by Ungar.

                          (a)     Ungar is the beneficial owner of 3,614,913
shares (the "Ungar Shares") of Common Stock. In consideration of (i) the payment of $1,868,550 by the Company to Ungar pursuant to the terms set forth in paragraph 2(b) below (the "Ungar Purchase Price"); (ii) the conditional future payments (the "Conditional Future Payments") by the Company to Ungar of up to $4,981,276 pursuant to the terms set forth in Section 4 below; and (iii) the contingent bonus payment by the Company to Ungar pursuant to the terms set forth in Section 5 below, Ungar hereby sells, assigns, transfers and delivers to the Company, and the Company hereby purchases, all of Ungar's interest in and to 3,424,913 of the Ungar Shares (the "Ungar Purchased Shares") as of the business day immediately after the Execution Date (the "Stock Closing Date").

                          (b)     The Purchase Price shall be payable as
follows:

                                  (i)      On the Stock Closing Date, the
         Company shall pay Ungar $100,000. Upon payment of the $100,000, Ungar shall transfer and deliver to the Company the Ungar Purchased Shares, whereupon the Company shall retire such Ungar Purchased Shares to the status of authorized but unissued shares of Common Stock.

                                  (ii)     The Company shall pay the balance of
         the Ungar Purchase Price according to the terms of a promissory note executed by the Company in favor of Ungar (the "Ungar Promissory Note") substantially in the form of the promissory note attached hereto as Exhibit "A". The Ungar Promissory Note sets forth provisions for the payment to Ungar of the principal balance of the note and interest on the unpaid principal balance at the rate of 10% per annum; provided, however, that in no event shall such rate to be paid to Ungar be in excess of the





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         highest lawful rate permissible under applicable law and provided further, that the Company shall only be obligated to make an installment payment under the Ungar Promissory Note (A) to the extent of the Company's unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of the Company's Articles of Incorporation, and (B) if and to the extent that such installment payment could be made under Section 16-10a-640 of the Utah Revised Business Corporation Act (the "Utah Act") or any other similar applicable law, in each case after giving effect to payments to be made by the Company under the JRS Agreement; and provided further, that in assessing whether the Company shall be obligated to make an installment payment under the Ungar Promissory Note, the Company shall only be obligated to make such payment (or such reduced payment as provided in the Ungar Promissory Note) to Ungar to the extent that it could make the corresponding payment (or such reduced payment as provided in the Woods Promissory Note) to Woods under the Woods Promissory Note (as defined below). Each of the above-referenced financial tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, the Company shall be under no obligation to make such payment and the Company shall not be deemed to be in default on the Ungar Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

                 2.       Transfer of Common Stock by Woods.

                          (a)     Woods is the beneficial owner of 3,543,331
shares (the "Woods Shares") of Common Stock. In consideration of (i) the payment of $1,831,450 by the Company to Woods pursuant to the terms set forth in paragraph 2(b) below (the "Woods Purchase Price"); (ii) the Conditional Future Payments by the Company to Woods of up to $4,875,212 pursuant to the terms set forth in Section 4 below; and (iii) the contingent bonus payments by the Company to Woods pursuant to the terms set forth in Section 5 below, Woods hereby sells, assigns, transfers and delivers to the Company, and the Company hereby purchases, all of Woods' interest in and to 3,353,331 of the Woods Shares (the "Woods Purchased Shares") as of the Stock Closing Date.

                          (b)     The Purchase Price shall be payable as
follows:

                                  (i)      On the Stock Closing Date, the
         Company shall pay Woods $100,000. Upon payment of the $100,000, Woods shall transfer and deliver to the Company the Woods Purchased Shares, whereupon the Company shall retire the Woods Purchased Shares to the status of authorized but unissued shares of Common Stock.

                                  (ii)     The Company shall pay the balance of
         the Woods Purchase Price according to the terms of a promissory note executed by the Company in favor of Woods (the "Woods Promissory Note") substantially in the form of the promissory note attached hereto as Exhibit "B". The Woods Promissory Note sets forth provisions for the payment to Woods of the principal balance of the note and





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         interest on the unpaid principal balance at the rate of 10% per annum;
         provided, however, that in no event shall such rate to be paid to Woods be in excess of the highest lawful rate permissible under applicable law and provided further, that the Company shall only be obligated to make an installment payment under the Woods Promissory Note (A) to the extent of the Company's unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of the Company's Articles of Incorporation, and (B) if and to the extent that such installment payment could be made under Section 16-10a-640 of the Utah Act or any other similar applicable law, in each case after giving effect to payments to be made by the Company under the JRS Agreement; and provided further, that in assessing whether the Company shall be obligated to make an installment payment under the Woods Promissory Note, the Company shall only be obligated to make such payment to Woods (or such reduced payment as provided in the Woods Promissory Note) to the extent that it could make the corresponding payment to Ungar (or such reduced payment as provided in the Ungar Promissory Note) under the Ungar Promissory Note. Each of the above-referenced tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, the Company shall be under no obligation to make such payment and the Company shall not be deemed to be in default on the Woods Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

                 3. Adjusted Installment Payments. Notwithstanding anything to the contrary herein, to the extent that the Company is unable to make an installment payment under the Ungar Promissory Note and the Woods Promissory Note because of the reasons set forth in subparagraph (b)(ii) of Sections 1 and 2 herein, the Company shall assess the amount of funds that it may legally use to make payments to Ungar and Woods and, to the extent that there are funds available, the Company shall first make proportional payments of principal and/or interest thereon (depending upon the type of payment that was scheduled) to Ungar and Woods to the extent legally permissible; thereafter, the remaining principal amount and/or unpaid interest of such installments shall be added on a pro-rata basis to the principal amount of the Ungar Promissory Note, the Woods Promissory Note, respectively, and such future annual installment payments will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount and interest due thereon of the Ungar and Woods Promissory Notes are paid in full.

                 4.       Conditional Future Payments.

                          (a)     The Company agrees to pay to Ungar four
additional payments in the amount of $1,000,000 each and one additional payment in the amount of $981,276, and to pay to Woods four additional payments in the amount of $1,000,000 each and one additional payment of $875,212 (collectively, the "Conditional Future Payments") pursuant to the terms and conditions set forth in paragraph 4(b) below, each such Conditional Future Payment to be made only if the Company has unreserved and unrestricted earned surplus of at least $4,000,000 (before such Conditional Future Payment is paid) at the end of one of the eight fiscal years during the period commencing with the fiscal year ended June 30, 1997 and





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
ending with the fiscal year ended June 30, 2004 (the "Conditional Future Payment Measurement Period"), such test to be made on September 15th of each year, or if that is not a business day, the next business day ("the Conditional Payment Date"), commencing on September 15, 1997 relating to the fiscal year ended June 30, 1997 based upon receipt of the Company's audited financial statements for each such year. The Company shall not be obligated to make a Conditional Future Payment to either Ungar or Woods for any year in which the Company does not have unreserved and unrestricted earned surplus of at least $4,000,000. Such procedure shall apply to successive years' Conditional Future Payments until the sooner of: (i) the Company has made all five Conditional Future Payments to each of Ungar and Woods pursuant to paragraphs (a) and (b) of this Section 4; or (ii) the expiration of eight years following the Execution Date. Once a fiscal year during the Conditional Future Payment Measurement Period is used, it may not be used again during such Conditional Future Payment Measurement Period. Notwithstanding anything to the contrary herein, during this eight fiscal year period, neither Ungar nor Woods shall be entitled to more than the five additional payments specified above. To the extent that the Company does not attain a minimum of $4,000,000 in unreserved and unrestricted earned surplus in each of five of the eight fiscal years, Ungar and Woods will not be entitled to the maximum amount of the Conditional Future Payments, and if the Company does not attain such minimum of unreserved and unrestricted earned surplus in any of the eight fiscal years, Ungar and Woods will not be entitled to any of the Conditional Future Payments.

                          (b)     For each of the first four years in the
Conditional Future Payment Measurement Period that the Company has unreserved and unrestricted earned surplus of at least $4,000,000, the Company shall execute a six-year promissory note for $1,000,000 to each of Ungar and Woods, substantially in the forms of the promissory notes attached hereto as Exhibits "C-1" and "C-2", respectively. In the fifth year in the Conditional Future Payment Measurement Period that the Company has unreserved and unrestricted earned surplus of at least $4,000,000, the Company shall pay the balance of the Conditional Future Payments with two six-year promissory notes, one in favor of Ungar for $981,276, and one in favor of Woods for $875,212, substantially in the form of the promissory notes attached hereto as Exhibits "D-1" and "D-2", respectively. The promissory notes for the Conditional Future Payments (the "Conditional Promissory Notes") shall bear interest at a rate equal to 10% per annum, provided that in no event shall such rate to be paid to Ungar and Woods be in excess of the highest lawful rate permissible under applicable law.

                          (c)     During the Conditional Future Payment
Measurement Period, the Company agrees that, for purposes of measuring whether the Company has unreserved and unrestricted earned surplus of at least $4,000,000, the Company will not take into account in a fiscal year in the Conditional Future Payment Measurement Period (i) any increase in the base salary and cash bonus of L. Donald Speer, II, of more than 10% per annum and
(ii) a payment of cash dividends by the Company to all of its shareholders, paid in such fiscal year. If in a year during the Conditional Future Payment Measurement Period the Company (i) increases Mr. Speer's salary and cash bonus by more than 10% from that received by Mr. Speer in the immediately preceding year, or (ii) pays cash dividends to its shareholders, and such increase in Mr. Speer's salary and cash bonus or such payment of





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cash dividends to the Company's shareholders causes the Company's unreserved and unrestricted earned surplus to be less than $4,000,000 for such fiscal year, the Company will nonetheless be obligated to make the Conditional Future Payment to each of Ungar and Woods for such fiscal year.

                          (d)     Notwithstanding anything to the contrary
herein, the Company shall only be obligated to make installment payments under the Conditional Promissory Notes pursuant to this Section 4:

                                  (i)      To the extent of the Company's
         unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of the Company's Articles of Incorporation, and

                                  (ii)     If and to the extent that such
         installment payment could be made under Section 16-10a-640 of the Utah Act or any other similar applicable law.

Such determination shall be made after such similar determination has been made pursuant to Section 1(b) and Section 2(b) of this Agreement.

                          (e)     Notwithstanding anything to the contrary
herein, to the extent that the Company is unable to make an installment payment under the Conditional Promissory Notes because of the reasons set forth in subparagraph (d) of this Section 4 herein, the Company shall assess the amount of funds that it may legally use to make payments to Ungar and Woods and, to the extent that there are funds available, the Company shall first make proportional payments of principal and/or interest thereon (depending upon the type of payment which was scheduled) to Ungar and Woods to the extent legally permissible; thereafter, the remaining principal amount and/or unpaid interest of such installments shall be added on a pro-rata basis to the principal amount of the respective Conditional Promissory Note, and future annual installment payments will be adjusted accordingly. Such procedures shall apply to successive years' installment payments under each Conditional Promissory Note until the entire principal amount and interest due under each of the Conditional Promissory Notes are paid in full.

                 5.       Contingent Bonus Payments.

                          (a)     The Company agrees to pay to Ungar an
additional $1,515,000, and to pay to Woods an additional $1,485,000 (collectively, the "Contingent Bonus Payments"), if all of the following conditions are satisfied within the period from the Execution Date to September 30, 2004.

                                  (i)      The Barona Group of Capitan Grande
         Band of Mission Indians (the "Barona Tribe") enters into a Class III Gaming Compact (the "Compact") with the State of California which permits the operation of video gaming machines at the Barona Casino in San Diego County; and





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                                  (ii)     At the time that the Barona Tribe
         enters into the Compact, the Company has a consulting agreement with the Barona Tribe or other contractual arrangement to provide gaming management services to the Barona Tribe; and

                                  (iii)    Consulting fees paid to the Company
         by the Barona Tribe relating to the Barona Casino (as defined in the Amended and Restated Consulting Agreement, dated April 1, 1996, by and between the Barona Tribe and the Company) for any consecutive twelve-month period beginning on the first day of any month after the date on which the Barona Tribe enters into the Compact and ending no later than five (5) years after the date on which the Barona Tribe enters into the Compact (such test to be made within 45 days after the last month in such measurement period) are equal to or greater than one and one-half (1 1/2) times such consulting fees for the fiscal year ended June 30, 1996.

                          (b)     The Company shall make the Contingent Bonus
Payments to each of Ungar and Woods one (1) year after all of the conditions set forth in Subparagraphs (a)(i), (a)(ii) and (a)(iii) of this Paragraph 5 are met (the "Contingent Payment Date"); provided, however, that if the Company has not closed an underwritten, firm commitment public offering in an amount not less than $35 million by the Contingent Payment Date, the Company shall pay the Contingent Bonus Payments with two five-year notes, one in favor of Ungar for $1,515,000, and one in favor of Woods for $1,485,000, substantially in the forms of the promissory notes attached hereto as Exhibits "E-1" and "E-2", respectively, each commencing on the Contingent Payment Date (the "Ungar Contingent Payment Note" and the "Woods Contingent Payment Note"). The Ungar Contingent Payment Note and the Woods Contingent Payment Note shall each bear interest at a rate equal to the "preferred" or "prime" lending rate which the Company is charged by its principal lending bank on the Contingent Payment Date, provided that in no event shall such rate to be paid to Ungar and Woods be in excess of the highest lawful rate permissible under applicable law.

                          (c)     Notwithstanding anything to the contrary
herein, the Company shall only be obligated to make the Contingent Bonus Payments pursuant to this Section 5 in whole or through installments:

                                  (i)      To the extent of the Company's
         unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of the Company's Articles of Incorporation, and

                                  (ii)     If and to the extent that such
         installment payment could be made under Section 16-10a-640 of the Utah Act or any other similar applicable law.

Such determination shall be made after such similar determination has been made pursuant to Section 1(b) and Section 2(b) of this Agreement.





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                          (d)     Notwithstanding anything to the contrary
herein, to the extent that the Company is unable to make an installment payment under the Ungar Contingent Payment Note and the Woods Contingent Payment Note because of the reasons set forth in subparagraph (c) of this Section 5 herein, the Company shall assess the amount of funds that it may legally use to make payments to Ungar and Woods and, to the extent that there are funds available, the Company shall first make equal payments of principal and/or interest thereon (depending upon the type of payment which was scheduled) to Ungar and Woods to the extent legally permissible; thereafter, the remaining principal amount and/or unpaid interest of such installments shall be added on a pro-rata basis to the principal amount of the Ungar Contingent Payment Note and the Woods Contingent Payment Note, respectively, and future annual installment payments will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount and interest due thereon of the Ungar Contingent Payment Note and Woods Payment Note are paid in full.

                 6. Representations and Warranties of Ungar. Ungar represents and warrants to the Company, as of the Execution Date, as follows:

                          (a)     Ungar beneficially owns all of the Ungar
Shares and does not beneficially own any securities of the Company other than the Ungar Shares.

                          (b)     This Agreement has been duly executed and
delivered by Ungar and constitutes a valid and binding obligation of Ungar, enforceable against Ungar in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency or other similar laws relating to the rights of creditors generally and the effect of general principles of equity.

                          (c)     The execution and delivery of this Agreement
by Ungar does not and will not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or acceleration of any obligation or to loss of a benefit under, or result in the creation of any encumbrance or restriction of any kind upon any of the properties or assets of Ungar under, any provision of (i) any agreement or arrangement to which Ungar is a party or by which any of his properties or assets are bound, (ii) any judgment, order or other decree applicable to Ungar or his properties or assets, or (iii) any statute, regulation or other law applicable to Ungar or his properties or assets (including, without limitation, Regulations G,T,U and X of the Board of Governors of the Federal Reserve System).

                          (d)     No consent, approval, license, permit, order
or other authorization of, or registration, declaration or other filing with, any court, administrative agency or other governmental authority or instrumentality, domestic or foreign, or any third person, is required to be obtained or made by Ungar in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.





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                          (e)     Ungar has good and valid title to the Ungar
Purchased Shares, free and clear of any encumbrances or restrictions of any kind. Upon delivery to the Company on the Stock Closing Date of certificates representing the Ungar Purchased Shares, duly endorsed by Ungar for transfer to the Company, and upon Ungar's receipt of the consideration hereunder, good and valid title to such Ungar Purchased Shares will pass to the Company, free and clear of any encumbrances or restrictions of any kind, other than those arising from acts of the Company or its affiliates. Other than this Agreement, the Option Agreement, and the Stockholders Voting Agreement, the Ungar Purchased Shares are not subject to any voting trust agreement or other agreement, arrangement or understanding, including any such agreement, arrangement or understanding restricting or otherwise relating to the voting, dividend rights or disposition of such Ungar Purchased Shares.

                          (f)     There are no (i) outstanding judgments,
orders, writs, injunctions or other decrees of any court, administrative agency, or other governmental authority or instrumentality or arbitration tribunal against Ungar that affect or could affect the ability of Ungar to consummate the transactions contemplated hereby or (ii) actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or threatened against Ungar that affect or could affect the ability of Ungar to consummate the transactions contemplated hereby.

                          (g)     Ungar is an "accredited investor" within the
meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                          (h)     Ungar, by reason of his business or financial
experience, has the capacity to protect his own interest in connection with the transactions contemplated by this Agreement relating to Ungar, including, without limitation, the acceptance by Ungar of the Ungar Promissory Notes and, if applicable, the Ungar Contingent Promissory Note (collectively, the "Ungar Transaction").

                          (i)     The benefits related to the Ungar Transaction
are accepted by Ungar for his own account and not with a view to any public distribution thereof, and Ungar will not offer to sell or otherwise dispose of any such benefits in violation of the registration requirements of the Securities Act or any applicable state securities laws.

                          (j)     Ungar understands that the documents or
instruments relating to the benefits related to the Ungar Transaction, individually or collectively, have not been and will not be registered under the Securities Act or the securities laws of any state in reliance upon exemptions therefrom for nonpublic offerings. Ungar further represents that he understands that such benefits must be held indefinitely unless the sale thereof subsequently is registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available and that any document or instrument evidencing any such benefits shall be stamped or otherwise imprinted with a legend in substantially the following form:





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
                 "THIS DOCUMENT OR INSTRUMENT HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND
                 CASINO CORPORATION ("INLAND"), JONATHAN UNGAR AND ALAN HENRY WOODS (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW. ACCORDINGLY, THIS DOCUMENT OR INSTRUMENT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED."

                          (k)     Neither the Company nor any person acting on
its behalf, has engaged in any form of general solicitation or general advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising in connection with the Ungar Transaction.

Notwithstanding anything to the contrary herein, prior to the Company being obligated to purchase the Ungar Purchased Shares, Ungar shall deliver to the Company a certificate dated the Stock Closing Date stating that each of the representations and warranties set forth in this Section 6 are true and correct as of the Stock Closing Date.

                 7. Representations and Warranties of Woods. Woods represents and warrants to the Company, as of the Execution Date, as follows:

                          (a)     Woods beneficially owns all of the Woods
Shares and does not beneficially own any securities of the Company other than the Woods Shares.

                          (b)     This Agreement has been duly executed and
delivered by Woods and constitutes a valid and binding obligation of Woods, enforceable against Woods in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency or other similar laws relating to the rights of creditors generally and the effect of general principles of equity.





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
                          (c)     The execution and delivery of this Agreement
by Woods does not and will not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or acceleration of any obligation or to loss of a benefit under, or result in the creation of any encumbrance or restriction of any kind upon any of the properties or assets of Woods under, any provision of (i) any agreement or arrangement to which Woods is a party or by which any of his properties or assets are bound, (ii) any judgment, order or other decree applicable to Woods or his properties or assets, or (iii) any statute, regulation or other law applicable to Woods or his properties or assets (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

                          (d)     No consent, approval, license, permit, order
or other authorization of, or registration, declaration or other filing with, any court, administrative agency or other governmental authority or instrumentality, domestic or foreign, or any third person, is required to be obtained or made by Woods in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                          (e)     Woods has good and valid title to the Woods
Purchased Shares, free and clear of any encumbrances or restrictions of any kind. Upon delivery to the Company on the Stock Closing Date of certificates representing the Woods Purchased Shares, duly endorsed by Woods for transfer to the Company, and upon Woods' receipt of the consideration hereunder, good and valid title to such Woods Purchased Shares will pass to the Company, free and clear of any encumbrances or restrictions of any kind, other than those arising from acts of the Company or its affiliates. Other than this Agreement, the Irrevocable Proxy and the Option Agreement, the Woods Purchased Shares are not subject to any voting trust agreement or other agreement, arrangement or understanding, including any such agreement, arrangement or understanding restricting or otherwise relating to the voting, dividend rights or disposition of such Woods Purchased Shares.

                          (f)     There are no (i) outstanding judgments,
orders, writs, injunctions or other decrees of any court, administrative agency, or other governmental authority or instrumentality or arbitration tribunal against Woods that affect or could affect the ability of Woods to consummate the transactions contemplated hereby or (ii) actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or threatened against Woods that affect or could affect the ability of Woods to consummate the transactions contemplated hereby.

                          (g)     At all times during the negotiations relating
to the Woods Transaction to the date of this Agreement, Woods has been and is a citizen of Australia and a resident of Hong Kong;

                          (h)     The transactions contemplated by this
Agreement relating to Woods, including, without limitation, the acceptance by Woods of the Woods Promissory

Notes and, if applicable, the Woods Contingent Promissory Note (collectively the "Woods Transaction") were received in Hong Kong.

                          (i)     Woods, by reason of his business or financial
experience, has the capacity to protect his own interest in connection with the Woods Transaction.

                          (j)     Woods is not a "U.S. Person" as defined on
Exhibit "F" hereto and the Woods Transaction is for Woods' own account and not for the account of any other person, including a "U.S. Person".

                          (k)     The benefits related to the Woods Transaction
are accepted by Woods for his own account and not with a view to any public distribution thereof, and Woods will not offer to sell or otherwise dispose of any benefits in violation of the registration requirements of the Securities Act or any applicable state securities laws.

                          (l)     Woods does not engage either for all or part
of his time, directly or indirectly, as an agent, a broker, or a principal, in the business of offering, buying, selling or otherwise dealing or trading in the securities issued by another person.

                          (m)     Woods understands that the documents or
instruments relating to the benefits related to the Woods Transaction, individually, or collectively have not been and will not be registered under the Securities Act or the securities laws of any state in reliance upon exemptions therefrom for nonpublic offerings. Woods further represents that he understands that benefits must be held indefinitely unless the sale thereof subsequently is registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available and that any document or instrument evidencing any such benefit shall be stamped or otherwise imprinted with a legend in substantially the following form:

                 "THIS DOCUMENT OR INSTRUMENT HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND
                 CASINO CORPORATION ("INLAND"), ALAN HENRY WOODS AND JONATHAN UNGAR (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THE DOCUMENT OR INSTRUMENT IS REGISTERED UNDER THE SECURITIES ACT. ACCORDINGLY, THIS DOCUMENT OR

                 INSTRUMENT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED."

                          (n)     Neither the Company nor any person acting on
its behalf, has engaged in any form of general solicitation or general advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising in connection with the Woods Transaction.

Notwithstanding anything to the contrary herein, prior to the Company being obligated to purchase the Woods Purchased Shares, Woods shall deliver to the Company a certificate dated the Stock Closing Date stating that each of the representations and warranties set forth in this Section 7 are true and correct as of the Stock Closing Date.

                 8. General Release by Ungar. In consideration of the payments specified in Sections 1, 4, and 5 of this Agreement and the other matters described herein, the receipt and adequacy of which are hereby acknowledged, Ungar, for himself and his heirs, executors, administrators, assigns, affiliates, successors and agents (collectively, the "Ungar Affiliates") hereby fully and without limitation releases and forever discharges the Company and its agents, representatives, shareholders, parents, subsidiaries, divisions, owners, officers, directors, employees, consultants, attorneys, auditors, accountants, investigators, affiliates, successors and assigns (collectively, the "Releasees"), both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, other than any payments owing by the Company to Ungar under the Ungar Notes or otherwise under this Agreement ("Ungar Released Claims"), that Ungar or the Ungar Affiliates has or may have or may claim to have against the Releasees by reason of any matter, cause, or thing whatsoever, from the beginning of time to the date hereof, including, without limiting the generality of the foregoing, any Ungar Released Claims arising out of, based upon, or relating to the Ungar Transaction or investigation of Ungar by the Company or the other Releasees, Ungar's tenure as a Director of the Company, any agreement or compensation arrangement between Ungar and the Company or the other Releasees, or any act or occurrence in connection with any actual, existing, proposed, prospective or claimed ownership interest of any nature of Ungar or the Ungar Affiliates in equity capital or rights in equity capital or other securities of the Company or the other Releasees to the maximum extent permitted by law.

                 9. General Release by Woods. In consideration of the payments specified in Sections 2, 4, and 5 of this Agreement and the other matters described herein, the receipt and adequacy of which are hereby acknowledged, Woods, for himself and his heirs, executors, administrators, assigns, affiliates, successors and agents (collectively, the "Woods Affiliates") hereby fully and without limitation releases and forever discharges the Company and the other Releasees, both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, other than any payments owing by the Company to Woods under the Woods Notes or otherwise under this Agreement ("Woods Released Claims") that Woods or the Woods Affiliates has or may have or may claim to have against the Releasees by reason of any matter, cause, or thing whatsoever, from the beginning of time to the date hereof, including, without limiting the generality of the foregoing, any Woods Released Claims arising out of, based upon, or relating to the Woods Transactions or investigation of Woods by the Company or the other Releasees, any agreement or compensation arrangement between Woods and the Company or the other Releasees, or any act or occurrence in connection with any actual, existing, proposed, prospective or claimed ownership interest of any nature of Woods or the Woods' Affiliates in equity capital or rights in equity capital or other securities of the Company or the other Releasees to the maximum extent permitted by law.

                 10. General Release by the Company. In consideration of the mutual promises and agreements described in this Agreement, the receipt and adequacy of which are hereby acknowledged, the Company and its agents, representatives, parents, subsidiaries, divisions, officers, directors, employees, affiliates, successors and assigns (collectively, the "Company Affiliates") hereby fully and without limitation release and forever discharge Ungar and Woods and their respective heirs, executors, administrators, assigns, affiliates, successors and agents (collectively, the "Ungar/Woods Releasees"), both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent ("Company Claims"), that the Company or any Company Affiliate has or may have or may claim to have against the Ungar/Woods Releasees by reason of any matter, cause, or thing whatsoever, from the beginning of time to the date hereof, including, without limiting the generality of the foregoing, the investigation of Ungar or Woods or any of the Ungar/Woods Releasees by the Company, Ungar's tenure as a Director of the Company, any agreement or compensation arrangement between Ungar and/or Woods and the Company or any other Ungar/Woods Releasee, to the maximum extent permitted by law; provided, however, that this General Release shall not apply to any Company Claim arising out of, based upon, or relating to the Ungar Transaction or the Woods Transaction, or any act or occurrence in connection with any actual, existing, proposed, prospective or claimed ownership interest of any nature of Ungar or Woods or any Ungar or Woods Affiliates in equity capital or rights in equity capital or other securities of the Company.

                 11. Release of Unknown Claims by Ungar and Woods. Each of Ungar and Woods is aware of California Civil Code Section 1542, which provides as follows:

                 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

                 With full awareness and understanding of the above provision, each of Ungar and Woods hereby waive any rights either may have under Section 1542. Each of Ungar and Woods intends to, and hereby does, release Releasees from claims that each does not presently know or suspect to exist at this time. However, each of Ungar and Woods is not waiving any rights or claims that may arise out of acts or events that occur after the Execution Date.

                 12. Breach of Release. Each of Ungar and Woods agrees that if either hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released by either hereunder, or in any manner asserts against the Company or the Releasees any of the claims released hereunder (collectively, the "Released Claims"), the party asserting such Released Claim shall pay to the Company or such Releasee, as the case may be, in addition to any other damages caused to the Company or such Releasee, as the case may be, all attorneys' fees incurred in defending or otherwise responding to said suit or claim.

                 13. Rights Related to Settlement and Release Provisions. In connection with the settlement and release provisions of this Agreement, each of Ungar and Woods is aware that he has the right to consult with an attorney before signing this Agreement and is hereby advised by the Company to do so.

                 14. Confidentiality of Agreement. Except as may be required by law or otherwise made publicly available by the Company, neither Ungar nor Woods, nor their respective attorneys or any person acting by, through, under or in concert with any of them, shall disclose any of the terms of or facts relating to this Agreement or the negotiation thereof to any individual or entity, except for disclosures made between Ungar or Woods and their respective attorneys, spouses, children, or tax advisors.

                 15. Proprietary Information. Each of Ungar and Woods acknowledges that certain information, observations, and data obtained by Ungar as a Director and principal shareholder and by Woods as a principal shareholder of the Company (including without limitation certain financial information, shareholder information, product design information, business plans, marketing plans or proposals, customer lists and other customer information) are the sole property of the Company and constitute trade secrets of the Company. Each of Ungar and Woods agrees to promptly destroy all files, customer lists, financial information and other Company property that are in either Ungar's or Woods' possession or control without making copies thereof. Each of Ungar and Woods further agrees that he will not disclose to any person or use any such information, observations or data without the written consent of the Company's Board of Directors, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of either Ungar's or Woods' acts or omissions to act, which acts or omissions were unauthorized by the Company. Further, each of Ungar and Woods acknowledges that any unauthorized use of trade secrets will cause irreparable harm to the Company and will give rise to an immediate action by the Company for injunctive relief. If either Ungar or Woods is served with a deposition subpoena or other legal process calling for the disclosure of such information, or if either is contacted by any third person requesting such information, he will immediately notify the Company's General Counsel and will fully cooperate with the Company in minimizing the disclosure thereof.

                 16.      Unfair Competition.

                          (a)     Each of Ungar and Woods agrees not to
(whether as an employee, director, owner, stockholder, consultant, limited or general partner, or otherwise), for himself or for any other person or entity, engage in any unfair competition with the Company.

                          (b)     Each of Ungar and Woods also covenants and
agrees not to intentionally interfere with, disrupt, or attempt to disrupt, the relationship, contractual or otherwise, between the Company and any customer of the Company as of the Execution Date.

                          (c)     Each of Ungar and Woods acknowledges that any
unfair competition or misuse of trade secret or proprietary information belonging to the Company, or any violation of Sections 14 through 16 of this Agreement, will result in irreparable harm to the Company and will give rise to an immediate action by the Company for injunctive relief.

                 17. Cooperation Clause. Each of Ungar and Woods agrees to cooperate with the Company and its counsel (a) in any investigations (including internal investigations) and audits of the Company's management's current and past conduct and business and accounting practices and (b) in the Company's defense of, or other participation in, any administrative, judicial, or other proceeding arising from any charge, complaint or other action that has been or may be filed relating to the period during which Ungar and Woods were shareholders of the Company. Except as required by law or authorized in advance by the Company's Board of Directors or otherwise made publicly available by the Company, neither Ungar nor Woods will communicate, directly or indirectly, with any third party concerning the management or governance of the Company, the operations of the Company and the legal positions taken by the Company, or the financial status of the Company. Each of Ungar and Woods shall direct inquiries from third parties on these issues to the Company. Each of Ungar and Woods acknowledges that any violation of this Section 17 will result in irreparable harm to the Company and will give rise to an immediate action by the Company for injunctive relief.

                 18. Non-disparagement. The parties will use their best efforts not to disparage or otherwise publish or communicate derogatory statements or opinions about any other party to any third party for a period of three (3) years after the Execution Date. It shall not be a breach of this Section 18 for any party to testify truthfully in any judicial or administrative proceeding, or to make factually accurate statements in legal or public filings.

                 19. Indemnification of the Company by Ungar and Woods. Subject to Section 20 hereof, each of Ungar and Woods, jointly and severally, shall indemnify, defend, and hold harmless the Company, the Board of Directors of the Company, and each individual member of the Board of Directors (to the extent such person shall have personal liability) from and against any and all claims, losses, damages, liabilities, and expenses (including, without limitation, settlement costs and any legal, accounting, and other expenses for investigating or defending any actions or threatened actions) (collectively, "Damages") arising out of lawsuits brought by creditors of the Company existing on the Execution Date or lawsuits brought by Shareholders of the Company relating to or arising out of or in connection with the purchase of the Ungar Purchased Shares or the Woods Purchased Shares.

                 20.      General Indemnification Procedures.

                          (a)     A party seeking indemnification pursuant to
Section 19 (an "Indemnified Party") shall give prompt notice to the party from whom such indemnification is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any action, suit or proceedings, in respect of which indemnity may be sought hereunder and will give the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request, but failure to give such notice shall not relieve the Indemnifying Party of any liability hereunder (except to the extent that the Indemnifying Party has suffered actual prejudice thereby). The Indemnifying Party shall have the right, exercisable by written notice to the Indemnified Party within 15 days of receipt of written notice from the Indemnified Party of the commencement of or assertion of any claim or action, suit or proceeding by a third party in respect of which indemnity may be sought hereunder (a "Third Party Claim"), to assume the defense of such Third Party Claim with counsel acceptable to the Indemnified Party.

                          (b)     The Indemnified Party shall have the right to
participate, at its own expense, in the defense of any Third Party Claim that the Indemnifying Party is defending.

                          (c)     The Indemnifying Party, if it shall have
assumed the defense of any Third Party Claim, shall have the sole and exclusive right to consent to the entry of judgment with respect to, or otherwise settle such Third Party Claim only to the extent such settlement requires only the payment of money damages, all of which will be paid by the Indemnifying Party. If such settlement requires any other action by the Indemnified Party or if such settlement would have, in the reasonable judgment of the Indemnified Party, a material adverse effect on the Indemnified Party's business (including any material impairment of its relationships with third parties related to the Indemnified Party's business), then such settlement shall only be made with the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. The Indemnified Party shall have the sole and exclusive right to settle any Third Party Claim, on such terms and conditions as it deems reasonably appropriate, to the extent such Third Party Claim involves equitable or other non-monetary relief, and shall have the right to settle any Third Party Claim involving monetary damages with the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                          (d)     Whether or not the Indemnifying Party chooses
to defend or prosecute any Third Party Claim, all the parties hereto shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceeding, hearings, trials and appeals, as may be reasonably requested in connection therewith.

                          (e)     For purposes of calculating the amount of
Damages for which any claim may be made, a credit will be given to the extent of any insurance recovery received by the Company, Ungar, or Woods, as the case may be, resulting from such Damages or from the subject matter giving rise to such Damages.

                 21. Right of Setoff. To the extent that Ungar and/or Woods fail to meet their joint and several obligations pursuant to Section 19, the Company retains the right to set off any amounts due to Ungar and/or Woods pursuant to this Agreement (including, without limitation, amounts due under the various promissory notes issued to Ungar and/or Woods) against payments to be made by Ungar and/or Woods pursuant to Section 19 herein following the Execution Date. Such right of setoff shall be separate from any other rights available to the Company and shall not effect any right that any individual director may have against Ungar and/or Woods.

                 22. Remedies for Breach. If either Ungar or Woods materially breaches any of his respective representations and warranties set forth in Sections 6 or 7, respectively, under this Agreement, in addition to whatever other rights the Company may have, the breaching party (parties) shall forfeit his (their) right to receive any further payments or benefits under this Agreement, including, without limitation, the payments under Sections 1, 2, 3, 4, and 5 herein. If either Ungar or Woods materially breaches any other representation, warranty, covenant, condition or obligation under this Agreement (other than set forth in Sections 6 or 7 herein), in addition to whatever other rights the Company may have, the Company, after notifying the breaching party (parties) of such breach, shall have the right to stop all further payments or benefits under this Agreement to the breaching party (parties), including, without limitation, the payments under Sections 1, 2, 3, 4 and 5 herein, until such dispute is resolved.

                 23.      Registration of Shares.

                          23.1

                                  (a)      Demand Registration Rights on Form
S-3: Ungar and Woods each have one right to require the Company to file a registration statement of the Company's Common Stock on Form S-3 or any successor form (provided that the gross offering price is not less than $150,000 and the Company is eligible to use Form S-3 for sales by selling shareholders).

                                  (b)      "Registrable Shares" means, at any
time, the fully paid shares of Common Stock owned at such time by Ungar (limited to the difference between the Ungar Shares and the Ungar Purchased Shares), Woods (limited to the difference between the Woods Shares and the Woods Purchased Shares), or any other person to whom the Company has granted or may grant registration rights ("covered shareholder").

                          23.2    Piggyback Registration Rights.

                                  (a)  Whenever at any time after September
30, 1996, the Company proposes to register any of its securities under the Securities Act on Forms S-1, S-2, S-3, SB-1, SB-2 or any successor form, it shall each time give prompt written notice to each of Ungar and Woods and each other shareholder of the Company possessing piggyback registration rights relating to the shares of the Company's capital stock pursuant to any agreement of its intention so to do and, upon the written request of such shareholder(s) given within thirty days after the giving of any such notice (which request shall state the proposed method of distribution of such shares of Common Stock), the Company shall include in the proposed registration (the "Proposed Registration") all Registrable Shares with respect to which the Company has received a written request from such shareholder(s) for inclusion therein within thirty days after receipt of the Company's notice. Except as may otherwise be provided in this Agreement, Registrable Shares with respect to which such request for registration has been received will be registered by the Company and offered to the public pursuant to this Section 23.2 on the same terms and subject to the same conditions as are applicable to the Proposed Registration.

                                  (b)      If the managing underwriter or
underwriters advise the Company that in its or their opinion or, in the case of a Proposed Registration not being underwritten, the Company shall reasonably determine after consultation with a reputable investment banking firm that, the number of shares proposed to be sold in a registration statement exceeds the number which can be reasonably sold in such offering, the Company will include in such registration the number of shares of Common Stock which, in the opinion of such underwriter or underwriters, or the Company, as the case may be, can be sold, as follows: (i) first, if the registration is pursuant to a demand registration right, the Registrable Shares proposed to be sold by the requesting shareholder, (ii) second, the shares of Common Stock the Company proposes to sell, and (iii) third, on a pro rata basis, Registrable Shares requested by other persons to be included in such registration in proportion to the number of shares requested by each such other person to be included in such registration.

                                  (c)      If, after complying with the
procedures specified in Section 23.2(b), not all the Registrable Shares requested by the shareholders are included in such registration, the Company will use its best efforts to effect a separate registration of such Registrable Shares, and the Company shall use its best efforts to cause such separate registration to become effective not later than one hundred and twenty (120) days after the effective date of the Proposed Registration. Notwithstanding anything herein to the contrary, the Company may, to the extent then permitted by applicable law, at any time prior to the effective date of the Proposed Registration, determine in its sole discretion not to effect such registration, in which event the Company shall have no further obligation under this Section 23.2 to register shares of Common Stock under such Proposed Registration, except that the Company shall reimburse the shareholders for any out-of-pocket fees and expense incurred by them in connection with such Proposed Registration.

                          23.3    Registration Procedures.

                                  (a)  Whenever the Company is required by the
provisions of this Section 23 to include Registrable Shares in a Proposed Registration, the Company shall (unless it shall have determined to withdraw or abandon the Proposed Registration), as expeditiously as possible:

                                  (i)  Cooperate with the covered shareholders
        and any underwriter responsible for the sale of Registrable Shares in their review of the Company in connection with such registration;

                                  (ii)  Prepare and file with the Securities
        and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for 180 days from the day of its effectiveness and any additional period as is necessary to correct any of the conditions referred to in Section 23.3(a)(v)(A) or (B) below (the "Period of Availability") and to comply with the provisions of the Securities Act and the Exchange Act, with respect to the disposition of all securities covered by such registration statement for such periods. At the expiration of the Period of Availability, the Company may file a post-effective amendment to such registration statement to deregister any unsold Registrable Shares;

                                  (iii)  Furnish to each covered shareholder
        selling Registrable Shares pursuant to the registration statement (a "Public Selling Shareholder"), without charge, such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus) as conforms with the requirements of the Securities Act, and such other documents as such shareholder may reasonably request in order to facilitate the disposition of such securities;

                                  (iv)  Use its best efforts to register or
        qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdiction as counsel for the Public Selling Shareholders shall reasonably request, and do any and all other acts and things that may be necessary or advisable to enable the Public Selling Shareholders, or any underwriter offering such securities for the Public Selling Shareholders, to consummate the disposition thereof in such jurisdiction; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits other than those arising out of the offer or sale of the securities covered by such registration statement in any jurisdiction where it is not now so subject;

                                  (v)  (A)  Notify the Public Selling
        Shareholders, any time a prospectus relating the Registrable Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and (B) at the request of the Public Selling Shareholders, prepare and furnish the Public Selling Shareholders, without charge, with a reasonable number of copies of any supplement to or any amendment of such prospectus that may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                                  (vi)  Enter into an underwriting agreement,
        in the form then customarily used by the underwriters managing the public offering and consistent with the provisions of this Section 23, with the underwriters of the securities covered by such registration statement.

                                  (b)      Each Public Selling Shareholder
shall notify the Company, any time a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, of the happening of any event relating to such Public Selling Shareholder, the Registrable Shares or the extended method of disposition of such securities, as a result of which such prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Public Selling Shareholder shall furnish the Company with such information regarding the Registrable Shares and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                          23.4    Sales by the Company.  The Company shall not
effect any sale or distribution of securities of the Company during the period from the date of filing of any registration statement filed pursuant to this
Section 23 through the 90th day following the earlier of (a) the date of sale of all shares covered by such registration statement or (b) the expiration of the Period of Availability of such registration statement, except as part of such registration or to the extent otherwise permitted by this Agreement. If the Company has previously filed a registration statement with respect to Registrable Securities, and if such registration shall not have been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of securities of the Company, until a period of at least 180 days has elapsed from the earlier of the sale of all Registrable Shares covered by the registration statement or the termination of such registration statement.

                          23.5    Allocation of Expenses.  Whenever the Company
is required by the provisions of this Section 23 to use its best efforts to effect the registration of any shares of Common Stock under the Securities Act, the Company shall pay all Registration Expenses in connection with any such registration. "Registration Expenses" means all expenses incurred by the Company in complying with this
Section 23, including, without limitation, all registration and filing fees, printing expenses, expenses of complying with state securities or blue sky laws, fees and disbursements of separate counsel for the Company and accountants' fees and expenses incident to or required by any such registration. All fees and disbursements of separate counsel for the covered shareholders and counsel for the underwriters and all other expenses of the covered shareholders (including travel expenses) shall be borne by the covered shareholders. The underwriting commissions or discounts shall be borne pro rata by the sellers of Common Stock pursuant to such registration statement, based on the number of shares of Common Stock offered by each such seller (unless otherwise agreed by such sellers). Notwithstanding the foregoing, the fees and disbursements of counsel for the underwriters in a public offering pursuant to Section 23.2 in which the Company is selling securities shall be borne by the Company. In the event that any covered shareholder requests any special or interim audit of the financial statements of the Company, any of its subsidiaries or affiliates or any other entity or person be conducted in order that the financial statements to be contained in the registration statement contemplated by Section 23.2 meet the requirements of Regulation S-X, such covered shareholder shall reimburse the Company for the cost of any such special or interim audit; provided, however, that if the Company shall then have a class of securities registered under the Exchange Act, the Company shall pay the costs of meeting the requirements of Regulation S-X in connection with its regular year-end and quarterly financial statements.

                          23.6    Indemnification.  In connection with any
registration of Registrable Shares pursuant to this Section 23:

                                  (a)      The Company agrees to indemnify and
hold harmless each covered shareholder and each underwriter (within the meaning of the Securities Act) with respect to such shareholders' Registrable Shares, and each person, if any, controlling (within the meaning of the Securities Act) such covered shareholder or any such underwriter and each director or officer of each of the foregoing, from and against any and all losses, claims, damages or liabilities, joint or several, to which such covered shareholder, such underwriter, controlling person, director or officer or any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, or in any post-effective amendment thereto, or in any preliminary prospectus or prospectus thereunder, or in any supplement to any such prospectus, or arise out of or are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that (i) the Company shall not be liable to any such covered shareholder or any such underwriter, controlling person, director or officer in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of the foregoing documents in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such covered shareholder or any underwriter with respect to the Registrable Shares, any person controlling such covered shareholder or any such underwriter, as the case may be, specifically for use in the preparation of any such documents, and
(ii) the Company shall not be liable to any such underwriter, controlling person, director or officer, to the extent that such statement or omission was contained in a preliminary prospectus and corrected in final or amended or supplemented prospectus and such covered shareholder or any such underwriter failed to deliver a copy of such final or amended or supplemented prospectus to the person suing on the basis of such statement or omission within the time required by the Securities Act; and provided, further, that the Company shall not be required to indemnify any such underwriter unless such underwriter shall have delivered to the Company its written agreement (i) to indemnify the Company, each of its directors, each officer of the Company who shall have signed such registration statement or any amendment thereto, each person named in such registration statement or any amendment thereto as about to become a director of the Company, and each person controlling the Company in a like manner as that provided with respect to the Public Selling Shareholders in
Section 23.6(b) (insofar as any actual or alleged untrue statement or omission is made in any of the foregoing documents in reliance upon and in conformity with any information furnished in writing to the Company by or on behalf of such underwriter expressly for use in the preparation of any such documents), and (ii) to be bound by the provisions of Section 23.6(c).

                                  (b)      Each Public Selling Shareholder
hereby agrees to indemnify and hold harmless the Company, each of its directors, each officer of the Company who shall sign any registration statement under which Registrable Shares held by the Company are registered or any amendment thereto, each person named in any such registration statement or amendment as about to become a director of the Company, and each person controlling (within the meaning of the Securities Act) the Company from and against any and all losses, claims, damages or liabilities, joint or several, to which the Company or any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any post-effective amendment thereto or in any preliminary prospectus or prospectus thereunder, or in any supplement to any such prospectus, or arise out of or are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent but only to the extent that such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Public Selling Shareholder expressly for use in the preparation of any of such documents, and agrees to reimburse each such indemnified party for any legal or any other expenses reasonably incurred by it in connection with the investigation or defending any such loss, claim, damage, liability or proceeding; provided, however, that such Public Selling Shareholder shall have no liability for any untrue statements or omissions as to which such Public Selling Shareholder shall have timely notified the Company in writing and the Company shall have thereafter failed to correct in the final prospectus or a supplement to the prospectus.

                                  (c)      Promptly after receipt by an
indemnified party under Section 23.6(a) or 23.6(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under either such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the indemnifying party has been actually prejudiced by such omission. In case any such action shall be brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 23.6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                                  (d)      If, for any reason, the
indemnification provided for in Section 23.6(a) and in Section 23.6(b) is not available to the indemnified parties, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

                          23.7    Duration.  Unless otherwise terminated
herein, Section 23 shall continue in effect for six years from the date hereof.

                 24.      Status of Related Agreements.

                          24.1    Stockholders Voting Agreement.  Ungar, L.
Donald Speer, II, and the Company each agree that the Stockholders Voting Agreement is terminated, cancelled and rescinded as of the Stock Closing Date.

                          24.2    Option Agreement.  Ungar, Woods, the Company,
and L. Donald Speer, II, each agree that the Option Agreement is terminated, cancelled, and rescinded as of the Stock Closing Date, and that neither the Company nor Mr. Speer have any further option to purchase shares of Common Stock from either Ungar or Woods pursuant to the Option Agreement.

                          24.3    Irrevocable Proxy.  Woods and L. Donald
Speer, II, hereby acknowledge and agree that the Irrevocable Proxy shall remain in full force and effect with respect to all of the shares of Common Stock held by Woods on and after the Execution Date and all shares of Common Stock acquired by Woods after the Execution Date.

                 25. Inspection Right; GAAP Accounting. If the Company fails to make any installment payment on the Ungar Promissory Note or the Woods Promissory Note, any Conditional Future Payment or any Contingent Bonus Payment, Ungar and/or Woods, as the case may be, shall have the right, after reasonable notice and during normal business hours, on any date or dates up to 120 days after the close of the fiscal year in which the Company failed to make the payment, to inspect and copy, acting only through a representative(s) of a firm of certified public accountants licensed in California and engaged by either Ungar and/or Woods, as the case may be, any of the Company's accounts, books, and financial records and to obtain from the Company, promptly after they become available, copies of the Company's Federal, state and local income tax or information returns for the fiscal year in which the payment was not made.

                 The Company shall maintain its books and records in accordance with generally accepted accounting principles, including, but not limited to, the calculation of its unreserved and unrestricted earned surplus and capital surplus for purposes of Article VI of its Articles of Incorporation and its assets and liabilities for purposes of Section 16-10a-640 of the Utah Act.

                 26. California Law. This Agreement has been negotiated and executed in the State of California and is to be performed in San Diego County, California. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, including all matters of construction, validity, performance and enforcement, without giving effect to principles of conflict of laws.

                 27. Attorneys' Fees. In any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, the prevailing party in such action will be awarded, in addition to any damages, injunctions or other relief, and without regard to whether or not such matter is prosecuted to final judgment, such party's costs and expenses, including reasonable attorneys' fees. Such award will include post-judgment attorneys' fees and costs, which will not be deemed as merged into the final judgment.

                 28. Non-Admission of Liability. The parties understand and agree that neither the payment of any sum of money nor the execution of this Agreement by the parties will constitute or be construed as an admission of any liability whatsoever by any party.

                 29. Withholding Taxes; Tax Reporting. The Company may, if required in its reasonable judgment, withhold from any amounts payable under this Agreement all such Federal, state, city and other taxes, and may file with appropriate governmental authorities all such information returns or other reports with respect to the tax consequences attendant to any amounts payable under this Agreement, as may, in its reasonable judgment, be required by law.

                 30. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

                 31. Entire Agreement. This Agreement represents the sole and entire agreement between the parties and, except as expressly stated herein, supersedes all prior agreements, negotiations and discussions between Ungar, Woods, and the Company with respect to the subject matters contained herein.

                 32. Waiver. No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto may be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

                 33. Amendment. This Agreement may be modified or amended only if such modification or amendment is agreed to in writing and signed by duly authorized representatives of the parties hereto, which writing expressly states the intent of the parties to modify this Agreement. Notwithstanding anything herein to the contrary, the Company and Ungar and the Company and Woods each may enter into separate amendments to this Agreement with respect to their individual payment provisions herein provided that the other party's payment provisions are not adversely affected.

                 34. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original as against any party that has signed it, but all of which together will constitute one and the same instrument.

                 35. Assignment. This Agreement inures to the benefit of and is binding upon the Company, Ungar and Woods, and their respective heirs, successors and assigns. The rights of Ungar and Woods under this Agreement shall not be assignable by such party hereto (other than by operation of law or death) without the written consent of the Company, which consent may be withheld in its sole discretion. The Company shall not consider a request for assignment unless Ungar and/or Woods, as the case may be, satisfies in the opinion of the Company and its legal counsel all of the conditions of transfer set forth in Sections 6(i) and (j) for Ungar and Sections 7(k) and (m) for Woods. Any assignment made or purported to be made contrary to the provisions of this Section 35 shall be void and of no force or effect.

                 36. Notice. Any notice or other communication hereunder must be given in writing and either (i) delivered in person; (ii) transmitted by telex, telefax or telecommunications mechanism, provided that any notice so given is also mailed as provided in clause (iii) or (iii); mailed by first class mail, postage prepaid, as follows:

                          If to the Company:

                                  Inland Casino Corporation
                                  4225 Executive Square, Suite 1650
                                  La Jolla, California 92037
                                  Attn:  Arthur R. Pfizenmayer
                                  Facsimile No. (619) 546-9373

                          If to Ungar:

                                  Jonathan Ungar
                                  2243 North Point
                                  San Francisco, California 94123

                          If to Woods:

                                  Alan Henry Woods
                                  55 Baker Parade
                                  Ashburton
                                  Melbourne VIC
                                  Australia
                                  Facsimile No. 011 852 2572 6258

or such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (iv) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this
Section 36 and an appropriate answer-back (e.g., confirmation) is received; (v) if given by mail, three (3) days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid; or (vi) if given by any other means, when actually delivered at such address.

                 37.      Miscellaneous Provisions.

                          (a)     The parties represent that they have read
this Agreement and fully understand all of its terms; that they have conferred with their respective attorneys about this Agreement, or have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of any such rights.

                          (b)     The language in all parts of this Agreement
must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender. The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision herein.

                          (c)     All rights, remedies, undertakings,
obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other. Time is of the essence in the performance of this Agreement.

                          (d)     Each party acknowledges that no
representation, statement or promise made by any other party, or by the agent or attorney of any other party, has been relied on by any party in entering into this Agreement.

                          (e)     Each party understands that the facts with
respect to which this Agreement is entered into may be materially different from those the parties now believe to be true. Each party accepts and assumes this risk and agrees that this Agreement and the release in it shall remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts, or of any claims with respect to those facts.

                          (f)     Unless expressly set forth otherwise, all
references herein to a "day" are deemed to be a reference to a calendar day. All references to "business day" mean any day of the year other than a Saturday, Sunday or a public or bank holiday in San Diego, California. Unless expressly stated otherwise, cross-references herein refer to provisions within this Agreement and are not references to the overall transaction or to any other document.

                          (g)     Each party to this Agreement will cooperate
fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

                 38. Approval of Board of Directors. This Agreement was approved by the Company's Board of Directors at a special meeting held on September 16, 1996.

                 THE PARTIES ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO IT. EACH OF UNGAR AND WOODS ACKNOWLEDGES AND UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below.


                                        INLAND CASINO CORPORATION



                                        By: /s/ L. DONALD SPEER, II
                                            -----------------------------------
                                                L. Donald Speer, II
                                                Chairman of the Board and
                                                Chief Executive Officer



                                        By: /s/ ARTHUR R. PFIZENMAYER
                                            -----------------------------------
                                                Arthur R. Pfizenmayer
                                                President and Chief
                                                Operating Officer



                                        By: /s/ DUANE M. EBERLEIN
                                            -----------------------------------
                                                Duane M. Eberlein
                                                Vice-President and Chief
                                                Financial Officer



                                            /s/ L. DONALD SPEER, II
                                            -----------------------------------
                                                L. Donald Speer, II



                                            /s/ JONATHAN UNGAR
                                            -----------------------------------
                                                Jonathan Ungar



                                            /s/ ALAN HENRY WOODS
                                            -----------------------------------
                                                Alan Henry Woods

THIS PROMISSORY NOTE HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND CASINO CORPORATION ("INLAND"), JONATHAN UNGAR AND ALAN HENRY WOODS (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.


                                PROMISSORY NOTE

$1,768,550.00                La Jolla, California           September 30, 1996


         FOR VALUE RECEIVED, the undersigned, Inland Casino Corporation, a Utah corporation ("Maker"), hereby promises to pay to the order of Jonathan Ungar, an individual resident of the State of California ("Payee"), the principal sum of ONE MILLION SEVEN HUNDRED SIXTY EIGHT THOUSAND FIVE HUNDRED FIFTY DOLLARS ($1,768,550.00) in lawful money of the United States of America.

         1. Interest. The unpaid principal balance of this Promissory Note from time to time outstanding shall bear interest at the rate of ten percent (10.0%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed.

         2. Payments. For the first three (3) years of this Promissory Note, Maker shall pay to Payee, in annual installments commencing on September 30, 1997, interest only on the unpaid principal balance; thereafter, commencing on September 30, 2000, Maker shall pay to the order of Payee the principal sum of $1,768,550 in three annual installments in the following manner: $589,516.66 on each of September 30, 2000, 2001 and 2002, with interest on the unpaid principal balance as specified in Section 1 hereof payable with each installment of principal; provided, however, that Maker only shall be obligated to make an installment payment under this Promissory Note
(a) to the extent of Maker's unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of Maker's Articles of Incorporation, and (b) if and to the extent that such installment payment could be made under
Section 16-10a-640 of the Utah Revised Business Corporation Act or any other similar applicable law, in each case after giving effect to payments to be made by Maker under that certain Stock Purchase and Settlement and Release Agreement, dated February 23, 1996, by and between Maker and Jack R. Smith; and provided further, that in assessing whether Maker shall be





                                  EXHIBIT "A"
obligated to make an installment payment under this Promissory Note, Maker shall only be obligated to make such payment to Payee to the extent that it could make the corresponding payment to Alan Henry Woods under the Woods Promissory Note made pursuant to the Stock Purchase and Settlement and Release Agreement, dated September 27, 1996, by and among Maker, Payee, and Alan
Henry Woods (the "Stock Purchase Agreement"). Each of the above-referenced financial tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, Maker shall be under no obligation to make such payment and Maker shall not be deemed to be in default on this Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

         3. Adjusted Payments. Notwithstanding anything to the contrary herein, to the extent that Maker is unable to make an installment payment under this Promissory Note because of the reasons set forth in Section 2 herein, Maker shall assess the amount of funds that it may legally use to make payments to Payee and Mr. Woods and, to the extent that there are funds available, Maker shall first make proportional payments of principal and/or interest thereon (depending upon the type of payment that was scheduled) to Payee and Mr. Woods to the extent legally permissible; thereafter, the amount of such scheduled installment which the Company was not obligated to pay pursuant to Section 2 hereof shall be added to the principal amount remaining on this Promissory Note and future annual payments hereunder will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount of each of Payee's and Mr. Woods' notes are paid in full which may extend beyond the anticipated six-year term stated in Section 2 herein.

         4.      Prepayment of Principal.

                 (a) Any portion of the principal balance of this Promissory Note may be repaid from time to time in whole or in part, without penalty, and the amount of the payments of principal and interest set forth in
Section 2 will be adjusted accordingly; provided, however, that all payments and prepayments made by the Company under this Promissory Note and the corresponding Woods Promissory Note shall be proportionate with respect to each such Note.

                 (b) If the principal balance of this Promissory Note is paid in full prior to the final installment date, the entire principal balance of this Promissory Note will be reduced by an amount equal to two percent (2%) for each full twelve-month period that the principal balance is paid in full prior to the final installment date. Such reduction of principal shall not reduce any interest payments made on this Promissory Note. The amount of such principal reduction shall be deducted from the final installment payment to be paid by Maker.

         5. Default. If Maker fails to make any installment payment or portion of a payment when due, and such failure shall continue thirty (30) days after Maker has received written notice of the default from Payee, all unpaid principal, together with accrued interest, will become immediately due and payable at the Option of the Payee. Notwithstanding anything to the contrary herein, this Promissory Note will not be in default to the extent Maker is not obligated to make an installment payment of principal and/or interest hereunder for the reasons set forth in Section 2 herein.

         6. This Promissory Note is made pursuant to the Stock Purchase Agreement. Nothing in this Promissory Note shall be construed in a manner which is inconsistent with the terms of the Stock Purchase Agreement.

         7. Limitation on Interest. Notwithstanding any provision contained in this Promissory Note to the contrary, no holder hereof shall ever be entitled to receive, collect, or apply as interest on this Promissory Note any amount in excess of the highest lawful rate permissible under any law that a court of competent jurisdiction may deem applicable hereto. If any holder hereof ever receives, collects, or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial payment of principal and treated hereunder as such, and, if the principal balance of this Promissory Note is paid in full, any remaining excess shall promptly be paid to Maker.

         8. Right of Setoff. To the extent that Payee does not meet his obligations set forth in Section 19 of the Stock Purchase Agreement, Maker, at its sole election, may reduce the principal amount of this Promissory Note by the amount of payments not made by Payee pursuant to Section 19 of the Stock Purchase Agreement. Such right of setoff shall be separate from any other rights available to the Company and shall not effect any right that any individual director may have against Payee.

         9. Successors and Assigns. This Promissory Note shall be binding upon Maker, its successors and assigns, and shall inure to the benefit of Payee, its successors and assigns. Notwithstanding anything to the contrary herein, this Promissory Note shall not be assigned by Payee without the written consent of Maker in accordance with the provisions of Section 35 of the Stock Purchase Agreement.

         10. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges should be enforceable to the fullest extent permitted by law.

         11. Business Day. For purposes of this Promissory Note, the term "business day" shall mean any day of the year other than a Saturday, Sunday or public or bank holiday in San Diego, California.

         12. APPLICABLE LAW. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first set forth above.


                                        INLAND CASINO CORPORATION



                                        By:
                                           -------------------------------------
                                               L. Donald Speer, II
                                               Chairman of the Board and
                                               Chief Executive Officer



                                        By:
                                           -------------------------------------
                                               Arthur R. Pfizenmayer
                                               President and Chief
                                               Operating Officer

THIS PROMISSORY NOTE HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND CASINO CORPORATION ("INLAND"), ALAN HENRY WOODS AND JONATHAN UNGAR (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS PROMISSORY NOTE IS REGISTERED UNDER THE SECURITIES ACT. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.



                                PROMISSORY NOTE


$1,731,450.00                La Jolla, California           September 30, 1996


         FOR VALUE RECEIVED, the undersigned, Inland Casino Corporation, a Utah corporation ("Maker"), hereby promises to pay to the order of Alan Henry Woods, an individual citizen of Australia and a resident of Hong Kong ("Payee"), the principal sum of ONE MILLION SEVEN HUNDRED THIRTY ONE THOUSAND FOUR HUNDRED FIFTY DOLLARS ($1,731,450.00) in lawful money of the United States of America.

         1. Interest. The unpaid principal balance of this Promissory Note from time to time outstanding shall bear interest at the rate of ten percent (10.0%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed.

         2. Payments. For the first three (3) years of this Promissory Note, Maker shall pay to Payee, in annual installments commencing on September 30, 1997, interest only on the unpaid principal balance; thereafter, commencing on September 30, 2000, Maker shall pay to the order of Payee the principal sum of $1,731,450 in three annual installments in the following manner: $577,150 on each of September 30, 2000, 2001 and 2002, with interest on the unpaid principal balance as specified in Section 1 hereof payable with each installment of principal; provided, however, that Maker only shall be obligated to make an installment payment under this Promissory Note (a) to the extent of Maker's unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of Maker's Articles of Incorporation, and (b) if and to the extent that such installment payment could be made under Section 16-10a-640 of the Utah Revised Business Corporation Act or any other similar applicable





                                  EXHIBIT "B"
law, in each case after giving effect to payments to be made by Maker under that certain Stock Purchase and Settlement and Release Agreement, dated February 23, 1996, by and between Maker and Jack R. Smith; and provided further, that in assessing whether Maker shall be obligated to make an installment payment under this Promissory Note, Maker shall only be obligated to make such payment to Payee to the extent that it could make the corresponding payment to Jonathan Ungar under the Ungar Promissory Note made pursuant to the Stock Purchase and Settlement and Release Agreement, dated September 27, 1996, by and among Maker, Payee, and Jonathan Ungar (the "Stock Purchase Agreement"). Each of the above- referenced financial tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, Maker shall be under no obligation to make such payment and Maker shall not be deemed to be in default on this Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

         3. Adjusted Payments. Notwithstanding anything to the contrary herein, to the extent that Maker is unable to make an installment payment under this Promissory Note because of the reasons set forth in Section 2 herein, Maker shall assess the amount of funds that it may legally use to make payments to Payee and Mr. Ungar and, to the extent that there are funds available, Maker shall first make proportional payments of principal and/or interest thereon (depending upon the type of payment that was scheduled) to Payee and Mr. Ungar to the extent legally permissible; thereafter, the amount of such scheduled installment which the Company was not obligated to pay pursuant to Section 2 hereof shall be added to the principal amount remaining on this Promissory Note and future annual payments hereunder will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount of each of Payee's and Mr. Ungar's notes are paid in full which may extend beyond the anticipated six-year term stated in Section 2 herein.

         4.      Prepayment of Principal.

                 (a) Any portion of the principal balance of this Promissory Note may be repaid from time to time in whole or in part, without penalty, and the amount of the payments of principal and interest set forth in
Section 2 will be adjusted accordingly; provided, however, that all payments and prepayments made by the Company under this Promissory Note and the corresponding Ungar Promissory Note shall be proportionate with respect to each such Note.

                 (b) If the principal balance of this Promissory Note is paid in full prior to the final installment date, the entire principal balance of this Promissory Note will be reduced by an amount equal to two percent (2%) for each full twelve-month period that the principal balance is paid in full prior to the final installment date. Such reduction of principal shall not reduce any interest payments made on this Promissory Note. The amount of such principal reduction shall be deducted from the final installment payment to be paid by Maker.

         5. Default. If Maker fails to make any installment payment or portion of a payment when due, and such failure shall continue thirty (30) days after Maker has received written notice of the default from Payee, all unpaid principal, together with accrued interest, will become immediately due and payable at the Option of the Payee. Notwithstanding anything to the contrary herein, this Promissory Note will not be in default to the extent Maker is not obligated to make an installment payment of principal and/or interest hereunder for the reasons set forth in Section 2 herein.

         6. This Promissory Note is made pursuant to the Stock Purchase Agreement. Nothing in this Promissory Note shall be construed in a manner which is inconsistent with the terms of the Stock Purchase Agreement.

         7. Limitation on Interest. Notwithstanding any provision contained in this Promissory Note to the contrary, no holder hereof shall ever be entitled to receive, collect, or apply as interest on this Promissory Note any amount in excess of the highest lawful rate permissible under any law that a court of competent jurisdiction may deem applicable hereto. If any holder hereof ever receives, collects, or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial payment of principal and treated hereunder as such, and, if the principal balance of this Promissory Note is paid in full, any remaining excess shall promptly be paid to Maker.

         8. Right of Setoff. To the extent that Payee does not meet his obligations set forth in Section 19 of the Stock Purchase Agreement, Maker, at its sole election, may reduce the principal amount of this Promissory Note by the amount of payments not made by Payee pursuant to Section 19 of the Stock Purchase Agreement. Such right of setoff shall be separate from any other rights available to the Company and shall not effect any right that any individual director may have against Payee.

         9. Successors and Assigns. This Promissory Note shall be binding upon Maker, its successors and assigns, and shall inure to the benefit of Payee, its successors and assigns. Notwithstanding anything to the contrary herein, this Promissory Note shall not be assigned by Payee without the written consent of Maker in accordance with the provisions of Section 35 of the Stock Purchase Agreement.

         10. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges should be enforceable to the fullest extent permitted by law.

         11. Business Day. For purposes of this Promissory Note, the term "business day" shall mean any day of the year other than a Saturday, Sunday or public or bank holiday in San Diego, California.

         12. APPLICABLE LAW. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first set forth above.


                                        INLAND CASINO CORPORATION



                                        By:
                                            -----------------------------------
                                                L. Donald Speer, II
                                                Chairman of the Board and
                                                Chief Executive Officer



                                        By:
                                            -----------------------------------
                                                Arthur R. Pfizenmayer
                                                President and Chief
                                                Operating Officer

THIS PROMISSORY NOTE HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND CASINO CORPORATION ("INLAND"), JONATHAN UNGAR AND ALAN HENRY WOODS (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.


                                PROMISSORY NOTE

$1,000,000.00                 La Jolla, California          September ___, _____


         FOR VALUE RECEIVED, the undersigned, Inland Casino Corporation, a Utah corporation ("Maker"), hereby promises to pay to the order of Jonathan Ungar, an individual resident of the State of California ("Payee"), the principal sum of ONE MILLION DOLLARS ($1,000,000.00) in lawful money of the United States of America.

         1. Interest. The unpaid principal balance of this Promissory Note from time to time outstanding shall bear interest at the rate of ten percent (10%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed.

         2. Payments. For the first three (3) years of this Promissory Note, Maker shall pay to Payee, in annual installments commencing on September __, _______, interest only on the unpaid principal balance; thereafter, commencing on September __, ______, Maker shall pay to the order of Payee the principal sum of $1,000,000 in three annual installments in the following manner: $333,333.33 on each of September ___, _______, _______ and _______, with interest on the unpaid principal balance as specified in Section 1 hereof payable with each installment of principal; provided, however, that Maker only shall be obligated to make an installment payment under this Promissory Note
(a) to the extent of Maker's unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of Maker's Articles of Incorporation, and (b) if and to the extent that such installment payment could be made under
Section 16-10a-640 of the Utah Revised Business Corporation Act or any other similar applicable law, in each case after giving effect to payments to be made by Maker under that certain Stock Purchase and Settlement and Release Agreement, dated February 23, 1996, by and between Maker and Jack R. Smith, and after giving effect to payments to be made by Maker to Payee pursuant to the Ungar Promissory Note and to Woods pursuant to the Woods Promissory Note,





                                 EXHIBIT "C-1"
each made pursuant to the Stock Purchase and Settlement and Release Agreement, dated September 27, 1996, by and among Maker, Payee, and Alan Henry Woods
(the "Stock Purchase Agreement"); and provided further, that in assessing whether Maker shall be obligated to make an installment payment under this Promissory Note, Maker shall only be obligated to make such payment to Payee to the extent that it could make the corresponding payment to Alan Henry Woods under the Conditional Promissory Notes executed in favor of Mr. Woods pursuant to the Stock Purchase Agreement. Each of the above-referenced financial tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, Maker shall be under no obligation to make such payment and Maker shall not be deemed to be in default on this Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

         3. Adjusted Payments. Notwithstanding anything to the contrary herein, to the extent that Maker is unable to make an installment payment under this Promissory Note because of the reasons set forth in Section 2 herein, Maker shall assess the amount of funds that it may legally use to make payments to Payee and Mr. Woods and, to the extent that there are funds available, Maker shall first make proportional payments of principal and/or interest thereon (depending upon the type of payment that was scheduled) to Payee and Mr. Woods to the extent legally permissible; thereafter, the amount of such scheduled installment that the Company was not obligated to pay pursuant to Section 2 hereof shall be added to the principal amount remaining on this Promissory Note and future annual payments hereunder will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount of each of Payee's and Mr. Woods' notes are paid in full, which may extend beyond the anticipated six-year term stated in Section
2 herein.

         4.      Prepayment of Principal.

                 (a) Any portion of the principal balance of this Promissory Note may be repaid from time to time in whole or in part, without penalty, and the amount of the payments of principal and interest set forth in
Section 2 will be adjusted accordingly; provided, however, that all payments and prepayments made by the Company under this Promissory Note and the corresponding Woods Promissory Note shall be proportionate with respect to each such Note.

                 (b) If the principal balance of this Promissory Note is paid in full prior to the final installment date, the entire principal balance of this Promissory Note will be reduced by an amount equal to two percent (2%) for each full twelve-month period that the principal balance is paid in full prior to the final installment date. Such reduction of principal shall not reduce any interest payments made on this Promissory Note. The amount of such principal reduction shall be deducted from the final installment payment to be paid by Maker.

         5. Default. If Maker fails to make any installment payment or portion of a payment when due, and such failure shall continue thirty (30) days after Maker has received written notice of the default from Payee, all unpaid principal, together with accrued interest, will become immediately due and payable at the Option of the Payee. Notwithstanding anything to the contrary herein, this Promissory Note will not be in default to the extent Maker is not obligated to make an installment payment of principal and/or interest hereunder for the reasons set forth in Section 2 herein.

         6. This Promissory Note is made pursuant to the Stock Purchase Agreement. Nothing in this Promissory Note shall be construed in a manner which is inconsistent with the terms of the Stock Purchase Agreement.

         7. Limitation on Interest. Notwithstanding any provision contained in this Promissory Note to the contrary, no holder hereof shall ever be entitled to receive, collect, or apply as interest on this Promissory Note any amount in excess of the highest lawful rate permissible under any law that a court of competent jurisdiction may deem applicable hereto. If any holder hereof ever receives, collects, or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial payment of principal and treated hereunder as such, and, if the principal balance of this Promissory Note is paid in full, any remaining excess shall promptly be paid to Maker.

         8. Right of Setoff. To the extent that Payee does not meet his obligations set forth in Section 19 of the Stock Purchase Agreement, Maker, at its sole election, may reduce the principal amount of this Promissory Note by the amount of payments not made by Payee pursuant to Section 19 of the Stock Purchase Agreement. Such right of setoff shall be separate from any other rights available to the Company and shall not effect any right that any individual director may have against Payee.

         9. Successors and Assigns. This Promissory Note shall be binding upon Maker, its successors and assigns, and shall inure to the benefit of Payee, its successors and assigns. Notwithstanding anything to the contrary herein, this Promissory Note shall not be assigned by Payee without the written consent of Maker in accordance with the provisions of Section 35 of the Stock Purchase Agreement.

         10. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges should be enforceable to the fullest extent permitted by law.

         11. Business Day. For purposes of this Promissory Note, the term "business day" shall mean any day of the year other than a Saturday, Sunday or public or bank holiday in San Diego, California.

         12. APPLICABLE LAW. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first set forth above.


                                        INLAND CASINO CORPORATION



                                        By:
                                            -----------------------------------
                                                L. Donald Speer, II
                                                Chairman of the Board and
                                                Chief Executive Officer



                                        By:
                                            -----------------------------------
                                                Arthur R. Pfizenmayer
                                                President and Chief
                                                Operating Officer

THIS PROMISSORY NOTE HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND CASINO CORPORATION ("INLAND"), JONATHAN UNGAR AND ALAN HENRY WOODS (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS PROMISSORY NOTE IS REGISTERED UNDER THE SECURITIES ACT. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.


                                PROMISSORY NOTE

$1,000,000.00                La Jolla, California           September ___, _____


         FOR VALUE RECEIVED, the undersigned, Inland Casino Corporation, a Utah corporation ("Maker"), hereby promises to pay to the order of Alan Henry Woods, an individual citizen of Australia and a resident of Hong Kong ("Payee"), the principal sum of ONE MILLION DOLLARS ($1,000,000.00) in lawful money of the United States of America.

         1. Interest. The unpaid principal balance of this Promissory Note from time to time outstanding shall bear interest at the rate of ten percent (10%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed.

         2. Payments. For the first three (3) years of this Promissory Note, Maker shall pay to Payee, in annual installments commencing on September __, _______, interest only on the unpaid principal balance; thereafter, commencing on September __, ______, Maker shall pay to the order of Payee the principal sum of $1,000,000 in three annual installments in the following manner: $333,333.33 on each of September ___, _______, _______ and _______, with interest on the unpaid principal balance as specified in Section 1 hereof payable with each installment of principal; provided, however, that Maker only shall be obligated to make an installment payment under this Promissory Note
(a) to the extent of Maker's unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of Maker's Articles of Incorporation, and (b) if and to the extent that such installment payment could be made under
Section 16-10a-640 of the Utah Revised Business Corporation Act or any other similar applicable law, in each case after giving effect to payments to be made by Maker under that certain Stock





                                 EXHIBIT "C-2"

Purchase and Settlement and Release Agreement, dated February 23, 1996, by and between Maker and Jack R. Smith, and after giving effect to payments to be made by Maker to Payee pursuant to the Woods Promissory Note and to Ungar pursuant to the Ungar Promissory Note, each made pursuant to the Stock Purchase and Settlement and Release Agreement, dated September 27, 1996, by and among
Maker, Payee, and Jonathan Ungar (the "Stock Purchase Agreement"); and provided further, that in assessing whether Maker shall be obligated to make an installment payment under this Promissory Note, Maker shall only be obligated to make such payment to Payee to the extent that it could make the corresponding payment to Jonathan Ungar under the Conditional Promissory Notes executed in favor of Mr. Ungar pursuant to the Stock Purchase Agreement. Each of the above-referenced financial tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, Maker shall be under no obligation to make such payment and Maker shall not be deemed to be in default on this Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

         3. Adjusted Payments. Notwithstanding anything to the contrary herein, to the extent that Maker is unable to make an installment payment under this Promissory Note because of the reasons set forth in Section 2 herein, Maker shall assess the amount of funds that it may legally use to make payments to Payee and Mr. Ungar and, to the extent that there are funds available, Maker shall first make proportional payments of principal and/or interest thereon (depending upon the type of payment that was scheduled) to Payee and Mr. Ungar to the extent legally permissible; thereafter, the amount of such scheduled installment that the Company was not obligated to pay pursuant to Section 2 hereof shall be added to the principal amount remaining on this Promissory Note and future annual payments hereunder will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount of each of Payee's and Mr. Ungar's notes are paid in full, which may extend beyond the anticipated six-year term stated in Section
2 herein.

         4.      Prepayment of Principal.

                 (a) Any portion of the principal balance of this Promissory Note may be repaid from time to time in whole or in part, without penalty, and the amount of the payments of principal and interest set forth in
Section 2 will be adjusted accordingly; provided, however, that all payments and prepayments made by the Company under this Promissory Note and the corresponding Ungar Promissory Note shall be proportionate with respect to each such Note.

                 (b) If the principal balance of this Promissory Note is paid in full prior to the final installment date, the entire principal balance of this Promissory Note will be reduced by an amount equal to two percent (2%) for each full twelve-month period that the principal balance is paid in full prior to the final installment date. Such reduction of principal shall not reduce any interest payments made on this Promissory Note. The amount of such principal reduction shall be deducted from the final installment payment to be paid by Maker.

         5. Default. If Maker fails to make any installment payment or portion of a payment when due, and such failure shall continue thirty (30) days after Maker has received written notice of the default from Payee, all unpaid principal, together with accrued interest, will become immediately due and payable at the Option of the Payee. Notwithstanding anything to the contrary herein, this Promissory Note will not be in default to the extent Maker is not obligated to make an installment payment of principal and/or interest hereunder for the reasons set forth in Section 2 herein.

         6. This Promissory Note is made pursuant to the Stock Purchase Agreement. Nothing in this Promissory Note shall be construed in a manner which is inconsistent with the terms of the Stock Purchase Agreement.

         7. Limitation on Interest. Notwithstanding any provision contained in this Promissory Note to the contrary, no holder hereof shall ever be entitled to receive, collect, or apply as interest on this Promissory Note any amount in excess of the highest lawful rate permissible under any law that a court of competent jurisdiction may deem applicable hereto. If any holder hereof ever receives, collects, or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial payment of principal and treated hereunder as such, and, if the principal balance of this Promissory Note is paid in full, any remaining excess shall promptly be paid to Maker.

         8. Right of Setoff. To the extent that Payee does not meet his obligations set forth in Section 19 of the Stock Purchase Agreement, Maker, at its sole election, may reduce the principal amount of this Promissory Note by the amount of payments not made by Payee pursuant to Section 19 of the Stock Purchase Agreement. Such right of setoff shall be separate from any other rights available to the Company and shall not effect any right that any individual director may have against Payee.

         9. Successors and Assigns. This Promissory Note shall be binding upon Maker, its successors and assigns, and shall inure to the benefit of Payee, its successors and assigns. Notwithstanding anything to the contrary herein, this Promissory Note shall not be assigned by Payee without the written consent of Maker in accordance with the provisions of Section 35 of the Stock Purchase Agreement.

         10. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges should be enforceable to the fullest extent permitted by law.

         11. Business Day. For purposes of this Promissory Note, the term "business day" shall mean any day of the year other than a Saturday, Sunday or public or bank holiday in San Diego, California.

         12. APPLICABLE LAW. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first set forth above.


                                        INLAND CASINO CORPORATION



                                        By:
                                            -----------------------------------
                                                L. Donald Speer, II
                                                Chairman of the Board and
                                                Chief Executive Officer



                                        By:
                                            -----------------------------------
                                                Arthur R. Pfizenmayer
                                                President and Chief
                                                Operating Officer

THIS PROMISSORY NOTE HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND CASINO CORPORATION ("INLAND"), JONATHAN UNGAR AND ALAN HENRY WOODS (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.


                                PROMISSORY NOTE


$981,276.00                  La Jolla, California           September ___, _____


         FOR VALUE RECEIVED, the undersigned, Inland Casino Corporation, a Utah corporation ("Maker"), hereby promises to pay to the order of Jonathan Ungar, an individual resident of the State of California ("Payee"), the principal sum of NINE HUNDRED EIGHTY ONE THOUSAND TWO HUNDRED SEVENTY SIX DOLLARS ($981,276.00) in lawful money of the United States of America.

         1. Interest. The unpaid principal balance of this Promissory Note from time to time outstanding shall bear interest at the rate of ten percent (10%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed.

         2. Payments. For the first three (3) years of this Promissory Note, Maker shall pay to Payee, in annual installments commencing on September __, _______, interest only on the unpaid principal balance; thereafter, commencing on September __, ______, Maker shall pay to the order of Payee the principal sum of $981,276.00 in three annual installments in the following manner: $327,092.00 on each of September ___, _______, ______and _______, with interest on the unpaid principal balance as specified in Section 1 hereof payable with each installment of principal; provided, however, that Maker only shall be obligated to make an installment payment under this Promissory Note
(a) to the extent of Maker's unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of Maker's Articles of Incorporation, and (b) if and to the extent that such installment payment could be made under
Section 16-10a-640 of the Utah Revised Business Corporation Act or any other similar applicable law, in each case after giving effect to payments to be made by Maker under that certain Stock Purchase and Settlement and Release Agreement, dated February 23, 1996, by and between Maker and Jack R. Smith, and after giving effect to payments to be made by Maker to Payee





                                 EXHIBIT "D-1"
pursuant to the Ungar Promissory Note and to Woods pursuant to the Woods Promissory Note, each made pursuant to the Stock Purchase and Settlement and Release Agreement, dated September 27, 1996, by and among Maker, Payee, and Alan Henry Woods (the "Stock Purchase Agreement"); and provided further, that in assessing whether Maker shall be obligated to make an installment payment under this Promissory Note, Maker shall only be obligated to make such payment to Payee to the extent that it could make the corresponding payment to Alan Henry Woods under the Conditional Promissory Notes executed in favor of Mr. Woods pursuant to the Stock Purchase Agreement. Each of the above-referenced financial tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, Maker shall be under no obligation to make such payment and Maker shall not be deemed to be in default on this Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

         3. Adjusted Payments. Notwithstanding anything to the contrary herein, to the extent that Maker is unable to make an installment payment under this Promissory Note because of the reasons set forth in Section 2 herein, Maker shall assess the amount of funds that it may legally use to make payments to Payee and Mr. Woods and, to the extent that there are funds available, Maker shall first make proportional payments of principal and/or interest thereon (depending upon the type of payment that was scheduled) to Payee and Mr. Woods to the extent legally permissible; thereafter, the amount of such scheduled installment that the Company was not obligated to pay pursuant to Section 2 hereof shall be added to the principal amount remaining on this Promissory Note and future annual payments hereunder will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount of each of Payee's and Mr. Woods' notes are paid in full, which may extend beyond the anticipated six-year term stated in Section 2 herein.

         4.      Prepayment of Principal.

                 (a) Any portion of the principal balance of this Promissory Note may be repaid from time to time in whole or in part, without penalty, and the amount of the payments of principal and interest set forth in
Section 2 will be adjusted accordingly; provided, however, that all payments and prepayments made by the Company under this Promissory Note and the corresponding Woods Promissory Note shall be proportionate with respect to each such Note.

                 (b) If the principal balance of this Promissory Note is paid in full prior to the final installment date, the entire principal balance of this Promissory Note will be reduced by an amount equal to two percent (2%) for each full twelve-month period that the principal balance is paid in full prior to the final installment date. Such reduction of principal shall not reduce any interest payments made on this Promissory Note. The amount of such principal reduction shall be deducted from the final installment payment to be paid by Maker.

         5. Default. If Maker fails to make any installment payment or portion of a payment when due, and such failure shall continue thirty (30) days after Maker has received written notice of the default from Payee, all unpaid principal, together with accrued interest, will become immediately due and payable at the Option of the Payee. Notwithstanding anything to the contrary herein, this Promissory Note will not be in default to the extent Maker is not obligated to make an installment payment of principal and/or interest hereunder for the reasons set forth in Section 2 herein.

         6. This Promissory Note is made pursuant to the Stock Purchase Agreement. Nothing in this Promissory Note shall be construed in a manner which is inconsistent with the terms of the Stock Purchase Agreement.

         7. Limitation on Interest. Notwithstanding any provision contained in this Promissory Note to the contrary, no holder hereof shall ever be entitled to receive, collect, or apply as interest on this Promissory Note any amount in excess of the highest lawful rate permissible under any law that a court of competent jurisdiction may deem applicable hereto. If any holder hereof ever receives, collects, or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial payment of principal and treated hereunder as such, and, if the principal balance of this Promissory Note is paid in full, any remaining excess shall promptly be paid to Maker.

         8. Right of Setoff. To the extent that Payee does not meet his obligations set forth in Section 19 of the Stock Purchase Agreement, Maker, at its sole election, may reduce the principal amount of this Promissory Note by the amount of payments not made by Payee pursuant to Section 19 of the Stock Purchase Agreement. Such right of setoff shall be separate from any other rights available to the Company and shall not effect any right that any individual director may have against Payee.

         9. Successors and Assigns. This Promissory Note shall be binding upon Maker, its successors and assigns, and shall inure to the benefit of Payee, its successors and assigns. Notwithstanding anything to the contrary herein, this Promissory Note shall not be assigned by Payee without the written consent of Maker in accordance with the provisions of Section 35 of the Stock Purchase Agreement.

         10. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges should be enforceable to the fullest extent permitted by law.

         11. Business Day. For purposes of this Promissory Note, the term "business day" shall mean any day of the year other than a Saturday, Sunday or public or bank holiday in San Diego, California.

         12. APPLICABLE LAW. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first set forth above.


                                        INLAND CASINO CORPORATION



                                        By:
                                            -----------------------------------
                                                L. Donald Speer, II
                                                Chairman of the Board and
                                                Chief Executive Officer



                                        By:
                                            -----------------------------------
                                                Arthur R. Pfizenmayer
                                                President and Chief
                                                Operating Officer

THIS PROMISSORY NOTE HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND CASINO CORPORATION ("INLAND"), JONATHAN UNGAR AND ALAN HENRY WOODS (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS PROMISSORY NOTE IS REGISTERED UNDER THE SECURITIES ACT. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.


                                PROMISSORY NOTE


$875,212.00                   La Jolla, California          September ___, _____


         FOR VALUE RECEIVED, the undersigned, Inland Casino Corporation, a Utah corporation ("Maker"), hereby promises to pay to the order of Alan Henry Woods, an individual citizen of Australia and a resident of Hong Kong ("Payee"), the principal sum of EIGHT HUNDRED SEVENTY FIVE THOUSAND TWO HUNDRED TWELVE DOLLARS ($875,212.00) in lawful money of the United States of America.

         1. Interest. The unpaid principal balance of this Promissory Note from time to time outstanding shall bear interest at the rate of ten percent (10%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed.

         2. Payments. For the first three (3) years of this Promissory Note, Maker shall pay to Payee, in annual installments commencing on September __, _______, interest only on the unpaid principal balance; thereafter, commencing on September __, ______, Maker shall pay to the order of Payee the principal sum of $875,212.00 in three annual installments in the following manner: $291,737.33 on each of September ___, _______, _______ and _______, with interest on the unpaid principal balance as specified in Section 1 hereof payable with each installment of principal; provided, however, that Maker only shall be obligated to make an installment payment under this Promissory Note
(a) to the extent of Maker's unreserved and unrestricted earned surplus and capital surplus as provided in Article VI of Maker's Articles of Incorporation, and (b) if and to the extent that such installment payment could be made under
Section 16-10a-640 of the Utah Revised Business Corporation Act or any other similar applicable





                                 EXHIBIT "D-2"
law, in each case after giving effect to payments to be made by Maker under that certain Stock Purchase and Settlement and Release Agreement, dated February 23, 1996, by and between Maker and Jack R. Smith, and after giving effect to payments to be made by Maker to Payee pursuant to the Woods Promissory Note and to Ungar pursuant to the Ungar Promissory Note, each made pursuant to the Stock Purchase and Settlement and Release Agreement, dated September 27, 1996, by and among Maker, Payee, and Jonathan Ungar (the "Stock Purchase Agreement"); and provided further, that in assessing whether Maker shall be obligated to make an installment payment under this Promissory Note, Maker shall only be obligated to make such payment to Payee to the extent that it could make the corresponding payment to Jonathan Ungar under the Conditional Promissory Notes executed in favor of Mr. Ungar pursuant to the Stock Purchase Agreement. Each of the above-referenced financial tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, Maker shall be under no obligation to make such payment and Maker shall not be deemed to be in default on this Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

         3. Adjusted Payments. Notwithstanding anything to the contrary herein, to the extent that Maker is unable to make an installment payment under this Promissory Note because of the reasons set forth in Section 2 herein, Maker shall assess the amount of funds that it may legally use to make payments to Payee and Mr. Ungar and, to the extent that there are funds available, Maker shall first make proportional payments of principal and/or interest thereon (depending upon the type of payment that was scheduled) to Payee and Mr. Ungar to the extent legally permissible; thereafter, the amount of such scheduled installment that the Company was not obligated to pay pursuant to Section 2 hereof shall be added to the principal amount remaining on this Promissory Note and future annual payments hereunder will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount of each of Payee's and Mr. Ungar's notes are paid in full, which may extend beyond the anticipated six-year term stated in Section
2 herein.

         4.      Prepayment of Principal.

                 (a) Any portion of the principal balance of this Promissory Note may be repaid from time to time in whole or in part, without penalty, and the amount of the payments of principal and interest set forth in
Section 2 will be adjusted accordingly; provided, however, that all payments and prepayments made by the Company under this Promissory Note and the corresponding Ungar Promissory Note shall be proportionate with respect to each such Note.

                 (b) If the principal balance of this Promissory Note is paid in full prior to the final installment date, the entire principal balance of this Promissory Note will be reduced by an amount equal to two percent (2%) for each full twelve-month period that the principal balance is paid in full prior to the final installment date. Such reduction of principal shall not reduce any interest payments made on this Promissory Note. The amount of such principal reduction shall be deducted from the final installment payment to be paid by Maker.

         5. Default. If Maker fails to make any installment payment or portion of a payment when due, and such failure shall continue thirty (30) days after Maker has received written notice of the default from Payee, all unpaid principal, together with accrued interest, will become immediately due and payable at the Option of the Payee. Notwithstanding anything to the contrary herein, this Promissory Note will not be in default to the extent Maker is not obligated to make an installment payment of principal and/or interest hereunder for the reasons set forth in Section 2 herein.

         6. This Promissory Note is made pursuant to the Stock Purchase Agreement. Nothing in this Promissory Note shall be construed in a manner which is inconsistent with the terms of the Stock Purchase Agreement.

         7. Limitation on Interest. Notwithstanding any provision contained in this Promissory Note to the contrary, no holder hereof shall ever be entitled to receive, collect, or apply as interest on this Promissory Note any amount in excess of the highest lawful rate permissible under any law that a court of competent jurisdiction may deem applicable hereto. If any holder hereof ever receives, collects, or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial payment of principal and treated hereunder as such, and, if the principal balance of this Promissory Note is paid in full, any remaining excess shall promptly be paid to Maker.

         8. Right of Setoff. To the extent that Payee does not meet his obligations set forth in Section 19 of the Stock Purchase Agreement, Maker, at its sole election, may reduce the principal amount of this Promissory Note by the amount of payments not made by Payee pursuant to Section 19 of the Stock Purchase Agreement. Such right of setoff shall be separate from any other rights available to the Company and shall not effect any right that any individual director may have against Payee.

         9. Successors and Assigns. This Promissory Note shall be binding upon Maker, its successors and assigns, and shall inure to the benefit of Payee, its successors and assigns. Notwithstanding anything to the contrary herein, this Promissory Note shall not be assigned by Payee without the written consent of Maker in accordance with the provisions of Section 35 of the Stock Purchase Agreement.

         10. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges should be enforceable to the fullest extent permitted by law.

         11. Business Day. For purposes of this Promissory Note, the term "business day" shall mean any day of the year other than a Saturday, Sunday or public or bank holiday in San Diego, California.

         12. APPLICABLE LAW. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first set forth above.


                                        INLAND CASINO CORPORATION



                                        By:
                                            -----------------------------------
                                                L. Donald Speer, II
                                                Chairman of the Board and
                                                Chief Executive Officer



                                        By:
                                            -----------------------------------
                                                Arthur R. Pfizenmayer
                                                President and Chief
                                                Operating Officer

THIS PROMISSORY NOTE HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND CASINO CORPORATION ("INLAND"), JONATHAN UNGAR AND ALAN HENRY WOODS (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.


                                PROMISSORY NOTE


$1,515,000.00                La Jolla, California            _______ ___, ______


         FOR VALUE RECEIVED, the undersigned, Inland Casino Corporation, a Utah corporation ("Maker"), hereby promises to pay to the order of Jonathan Ungar, an individual resident of the State of California ("Payee"), the principal sum of ONE MILLION FIVE HUNDRED FIFTEEN THOUSAND DOLLARS ($1,515,000.00) in lawful money of the United States of America.

         1. Interest. The unpaid principal balance of this Promissory Note from time to time outstanding shall bear interest at the rate of _____ percent (_____%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed.

         2. Payments. For the first three (3) years of this Promissory Note, Maker shall pay to Payee, in annual installments commencing on ______
__, ____, interest only on the unpaid principal balance; thereafter, commencing on ______ __, ____, Maker shall pay to the order of Payee the principal sum of $1,515,000 in two annual installments in the following manner: $757,500 on each of ______ ___, ____ and ____, with interest on the unpaid principal balance as specified in Section 1 hereof payable with each installment of principal; provided, however, that Maker only shall be obligated to make an installment payment under this Promissory Note (a) to the extent of Maker's unreserved and unrestricted earned surplus and capital surplus as provided in
Article VI of Maker's Articles of Incorporation, and (b) if and to the extent that such installment payment could be made under Section 16-10a-640 of the Utah Revised Business Corporation Act or any other similar applicable law, in each case after giving effect to payments to be made by Maker under that certain Stock Purchase and Settlement and Release Agreement, dated February 23, 1996, by and between Maker and Jack R. Smith, and after giving effect to payments to be made by Maker to Payee pursuant to the Ungar Promissory Note and the





                                 EXHIBIT "E-1"

Conditional Promissory Notes executed in favor of Payee and to Woods pursuant to the Woods Promissory Note and the Conditional Promissory Notes executed in favor of Woods, each note made pursuant to the Stock Purchase and Settlement and Release Agreement, dated September 27, 1996, by and among Maker, Payee, and Alan Henry Wood (the "Stock Purchase Agreement"); and provided further, that in assessing whether Maker shall be obligated to make an installment payment under this Promissory Note, Maker shall only be obligated to make such payment to Payee to the extent that it could make the corresponding payment to Alan Henry Woods under the Contingent Promissory Note executed in favor of Mr. Woods pursuant to the Stock Purchase the Stock Purchase Agreement. Each of the above-referenced financial tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, Maker shall be under no obligation to make such payment and Maker shall not be deemed to be in default on this Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

         3. Adjusted Payments. Notwithstanding anything to the contrary herein, to the extent that Maker is unable to make an installment payment under this Promissory Note because of the reasons set forth in Section 2 herein, Maker shall assess the amount of funds that it may legally use to make payments to Payee and Mr. Woods and, to the extent that there are funds available, Maker shall first make proportional payments of principal and/or interest thereon (depending upon the type of payment that was scheduled) to Payee and Mr. Woods to the extent legally permissible; thereafter, the amount of such scheduled installment which the Company was not obligated to pay pursuant to Section 2 hereof shall be added to the principal amount remaining on this Promissory Note and future annual payments hereunder will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount of each of Payee's and Mr. Woods' notes are paid in full which may extend beyond the anticipated five-year term stated in Section 2 herein.

         4.      Prepayment of Principal.

                 (a) Any portion of the principal balance of this Promissory Note may be repaid from time to time in whole or in part, without penalty, and the amount of the payments of principal and interest set forth in
Section 2 will be adjusted accordingly; provided, however, that all payments and prepayments made by the Company under this Promissory Note and the corresponding Woods Promissory Note shall be proportionate with respect to each such Note.

                 (b) If the principal balance of this Promissory Note is paid in full prior to the final installment date, the entire principal balance of this Promissory Note will be reduced by an amount equal to two percent (2%) for each full twelve-month period that the principal balance is paid in full prior to the final installment date. Such reduction of principal shall not reduce any interest payments made on this Promissory Note. The amount of such principal reduction shall be deducted from the final installment payment to be paid by Maker.

         5. Default. If Maker fails to make any installment payment or portion of a payment when due, and such failure shall continue thirty (30) days after Maker has received written notice of the default from Payee, all unpaid principal, together with accrued interest, will become immediately due and payable at the Option of the Payee. Notwithstanding anything to the contrary herein, this Promissory Note will not be in default to the extent Maker is not obligated to make an installment payment of principal and/or interest hereunder for the reasons set forth in Section 2 herein.

         6. This Promissory Note is made pursuant to the Stock Purchase Agreement. Nothing in this Promissory Note shall be construed in a manner which is inconsistent with the terms of the Stock Purchase Agreement.

         7. Limitation on Interest. Notwithstanding any provision contained in this Promissory Note to the contrary, no holder hereof shall ever be entitled to receive, collect, or apply as interest on this Promissory Note any amount in excess of the highest lawful rate permissible under any law that a court of competent jurisdiction may deem applicable hereto. If any holder hereof ever receives, collects, or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial payment of principal and treated hereunder as such, and, if the principal balance of this Promissory Note is paid in full, any remaining excess shall promptly be paid to Maker.

         8. Right of Setoff. To the extent that Payee does not meet his obligations set forth in Section 19 of the Stock Purchase Agreement, Maker, at its sole election, may reduce the principal amount of this Promissory Note by the amount of payments not made by Payee pursuant to Section 19 of the Stock Purchase Agreement. Such right of setoff shall be separate from any other rights available to the Company and shall not effect any right that any individual director may have against Payee.

         9. Successors and Assigns. This Promissory Note shall be binding upon Maker, its successors and assigns, and shall inure to the benefit of Payee, its successors and assigns. Notwithstanding anything to the contrary herein, this Promissory Note shall not be assigned by Payee without the written consent of Maker in accordance with the provisions of Section 35 of the Stock Purchase Agreement.

         10. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges should be enforceable to the fullest extent permitted by law.

         11. Business Day. For purposes of this Promissory Note, the term "business day" shall mean any day of the year other than a Saturday, Sunday or public or bank holiday in San Diego, California.

         12. APPLICABLE LAW. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first set forth above.


                                        INLAND CASINO CORPORATION



                                        By:
                                            -----------------------------------
                                                L. Donald Speer, II
                                                Chairman of the Board and
                                                Chief Executive Officer



                                        By:
                                            -----------------------------------
                                                Arthur R. Pfizenmayer
                                                President and Chief
                                                Operating Officer

THIS PROMISSORY NOTE HAS BEEN ISSUED IN CONNECTION WITH A CERTAIN STOCK PURCHASE AND SETTLEMENT AND RELEASE AGREEMENT DATED SEPTEMBER 27, 1996 BY AND AMONG INLAND CASINO CORPORATION ("INLAND"), JONATHAN UNGAR AND ALAN HENRY WOODS (COPIES OF WHICH ARE ON FILE WITH INLAND AND MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF INLAND) AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS THIS PROMISSORY NOTE IS REGISTERED UNDER THE SECURITIES ACT. ACCORDINGLY, THIS PROMISSORY NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNLESS IT HAS FIRST BEEN REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW OR UNLESS INLAND HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED.


                                PROMISSORY NOTE


$1,485,000.00                La Jolla, California            _______ ___, ______


         FOR VALUE RECEIVED, the undersigned, Inland Casino Corporation, a Utah corporation ("Maker"), hereby promises to pay to the order of Alan Henry Woods, an individual citizen of Australia and a resident of Hong Kong ("Payee"), the principal sum of ONE MILLION FOUR HUNDRED EIGHTY FIVE THOUSAND DOLLARS ($1,485,000.00) in lawful money of the United States of America.

         1. Interest. The unpaid principal balance of this Promissory Note from time to time outstanding shall bear interest at the rate of _____ percent (_____%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed.

         2. Payments. For the first three (3) years of this Promissory Note, Maker shall pay to Payee, in annual installments commencing on ______
__, ____, interest only on the unpaid principal balance; thereafter, commencing on ______ __, ____, Maker shall pay to the order of Payee the principal sum of $1,485,000 in two annual installments in the following manner: $742,500 on each of ______ ___, ____ and ____, with interest on the unpaid principal balance as specified in Section 1 hereof payable with each installment of principal; provided, however, that Maker only shall be obligated to make an installment payment under this Promissory Note (a) to the extent of Maker's unreserved and unrestricted earned surplus and capital surplus as provided in
Article VI of Maker's Articles of Incorporation, and (b) if and to the extent that such installment payment could be made under Section 16-10a-640 of the Utah Revised Business Corporation Act or any other similar applicable law, in each case after giving effect to payments





                                 EXHIBIT "E-2"
to be made by Maker under that certain Stock Purchase and Settlement and Release Agreement, dated February 23, 1996, by and between Maker and Jack R. Smith, and after giving effect to payments to be made by Maker to Payee pursuant to the Woods Promissory Note and the Conditional Promissory Notes executed in favor of Payee and to Ungar pursuant to the Ungar Promissory Note and the Conditional Promissory Notes executed in favor of Ungar, each note made pursuant to the Stock Purchase and Settlement and Release Agreement, dated September 27, 1996, by and among Maker, Payee, and Jonathan Ungar (the "Stock Purchase Agreement"); and provided further, that in assessing whether Maker shall be obligated to make an installment payment under this Promissory Note, Maker shall only be obligated to make such payment to Payee to the extent that it could make the corresponding payment to Jonathan Ungar under the Contingent Promissory Note executed in favor of Mr. Ungar pursuant to the Stock Purchase the Stock Purchase Agreement. Each of the above-referenced financial tests shall be made immediately prior to the time an installment payment is scheduled. To the extent such financial tests are not met, Maker shall be under no obligation to make such payment and Maker shall not be deemed to be in default on this Promissory Note. To the extent that any such installment comes due on a day that is not a business day, such payment shall be due on the next succeeding business day.

         3. Adjusted Payments. Notwithstanding anything to the contrary herein, to the extent that Maker is unable to make an installment payment under this Promissory Note because of the reasons set forth in Section 2 herein, Maker shall assess the amount of funds that it may legally use to make payments to Payee and Mr. Ungar and, to the extent that there are funds available, Maker shall first make equal payments of principal and/or interest thereon (depending upon the type of payment that was scheduled) to Payee and Mr. Ungar to the extent legally permissible; thereafter, the amount of such scheduled installment which the Company was not obligated to pay pursuant to Section 2 hereof shall be added to the principal amount remaining on this Promissory Note and future annual payments hereunder will be adjusted accordingly. Such procedures shall apply to successive years' installment payments until the entire principal amount of each of Payee's and Mr. Ungar's notes are paid in full which may extend beyond the anticipated five-year term stated in Section 2 herein.

         4.      Prepayment of Principal.

                 (a) Any portion of the principal balance of this Promissory Note may be repaid from time to time in whole or in part, without penalty, and the amount of the payments of principal and interest set forth in
Section 2 will be adjusted accordingly; provided, however, that all payments and prepayments made by the Company under this Promissory Note and the corresponding Ungar Promissory Note shall be proportionate with respect to each such Note.

                 (b) If the principal balance of this Promissory Note is paid in full prior to the final installment date, the entire principal balance of this Promissory Note will be reduced by an amount equal to two percent (2%) for each full twelve-month period that the principal balance is paid in full prior to the final installment date. Such reduction of principal shall not reduce any interest payments made on this Promissory Note. The amount of such principal reduction shall be deducted from the final installment payment to be paid by Maker.

         5. Default. If Maker fails to make any installment payment or portion of a payment when due, and such failure shall continue thirty (30) days after Maker has received written notice of the default from Payee, all unpaid principal, together with accrued interest, will become immediately due and payable at the Option of the Payee. Notwithstanding anything to the contrary herein, this Promissory Note will not be in default to the extent Maker is not obligated to make an installment payment of principal and/or interest hereunder for the reasons set forth in Section 2 herein.

         6. This Promissory Note is made pursuant to the Stock Purchase Agreement. Nothing in this Promissory Note shall be construed in a manner which is inconsistent with the terms of the Stock Purchase Agreement.

         7. Limitation on Interest. Notwithstanding any provision contained in this Promissory Note to the contrary, no holder hereof shall ever be entitled to receive, collect, or apply as interest on this Promissory Note any amount in excess of the highest lawful rate permissible under any law that a court of competent jurisdiction may deem applicable hereto. If any holder hereof ever receives, collects, or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial payment of principal and treated hereunder as such, and, if the principal balance of this Promissory Note is paid in full, any remaining excess shall promptly be paid to Maker.

         8. Right of Setoff. To the extent that Payee does not meet his obligations set forth in Section 19 of the Stock Purchase Agreement, Maker, at its sole election, may reduce the principal amount of this Promissory Note by the amount of payments not made by Payee pursuant to Section 19 of the Stock Purchase Agreement. Such right of setoff shall be separate from any other rights available to the Company and shall not effect any right that any individual director may have against Payee.

         9. Successors and Assigns. This Promissory Note shall be binding upon Maker, its successors and assigns, and shall inure to the benefit of Payee, its successors and assigns. Notwithstanding anything to the contrary herein, this Promissory Note shall not be assigned by Payee without the written consent of Maker in accordance with the provisions of Section 35 of the Stock Purchase Agreement.

         10. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges should be enforceable to the fullest extent permitted by law.

         11. Business Day. For purposes of this Promissory Note, the term "business day" shall mean any day of the year other than a Saturday, Sunday or public or bank holiday in San Diego, California.

         12. APPLICABLE LAW. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first set forth above.


                                        INLAND CASINO CORPORATION



                                        By:
                                            -----------------------------------
                                                L. Donald Speer, II
                                                Chairman of the Board and
                                                Chief Executive Officer



                                        By:
                                            -----------------------------------
                                                Arthur R. Pfizenmayer
                                                President and Chief
                                                Operating Officer

                              "U.S. PERSON" MEANS:


         (i)     any natural person resident in the United States;

         (ii) any partnership or corporation organized or incorporated under the laws of the United States;

         (iii)   any estate of which any executor or administrator is a U.S.
person;

         (v)     any agency or branch of a foreign entity located in the United
States:

         (vi) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

         (vii) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

         (viii)  any partnership or corporation if:

         (A) organized or incorporated under the laws of any foreign jurisdiction; and

         (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1993, as amended (the "Act"), unless it is organized or incorporated and owned by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.





                                  EXHIBIT "F"